UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
___________________________
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☐	Definitive Additional Materials

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DAVE & BUSTER’S ENTERTAINMENT, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2026
NOTICE OF ANNUAL MEETING
AND PROXY STATEMENT
Thursday, June 18, 2026, 4:30 p.m., Central Daylight Time
Virtual Meeting – for details visit www.meetnow.global/MRYSKX5

May 6, 2026
To Our Shareholders:
On behalf of the Board of Directors, it is my pleasure to cordially invite you to participate in the 2026 Annual Meeting of Shareholders of Dave & Buster’s Entertainment, Inc. (the “Annual Meeting”) on June 18, 2026, at 4:30 p.m. Central Daylight Time. The Annual Meeting will be conducted solely online via live webcast at www.meetnow.global/MRYSKX5. You will be able to listen to the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the Annual Meeting. Please check in early to ensure that you can access the Annual Meeting on your computer or other electronic device. You will find information regarding the matters expected to be addressed at the Annual Meeting described in detail in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. There is no physical location for the Annual Meeting.
Your vote is important to us. While we invite you to listen online to the Annual Meeting and exercise your right to vote your shares online during the Annual Meeting, we recognize that many of you may not be able to listen or may choose not to do so. Whether or not you plan to listen, we respectfully request you vote as soon as possible over the internet, by telephone, or, upon your request, after receipt of paper copies of the proxy materials. We encourage you to vote by internet. Your vote will mean that you are represented at the Annual Meeting regardless of whether you participate online during the Annual Meeting. You may also request a paper copy of the proxy card to submit your vote if you prefer. If you have voted by internet, by mail or by telephone and later decide to attend the Annual Meeting virtually, you may do so and vote during the Annual Meeting.
Thank you for being a shareholder and we look forward to seeing you at the Annual Meeting.
Sincerely,
Tarun Lal
Chief Executive Officer

DAVE & BUSTER’S ENTERTAINMENT, INC. 1221 S. Belt Line Road, #500 Coppell, Texas 75019
NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
To Our Shareholders:
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Shareholders of Dave & Buster’s Entertainment, Inc. (the “Annual Meeting”) will be held virtually at the time and location noted below for the following purposes:

When:	4:30 p.m. Central Daylight Time Thursday, June 18, 2026
Items of Business:
•To elect seven (7) directors, each to serve until the 2027 annual meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.
•To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026.
•To approve, on an advisory basis, the compensation of our named executive officers.
•To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Where:	The Annual Meeting will be held virtually.

Webpage:	www.meetnow.global/MRYSKX5
Who Can Vote:

Only shareholders of record at the close of business on April 23, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
Beginning on or around May 6, 2026, we sent a Notice Regarding the Availability of Proxy Materials to all shareholders entitled to vote at the Annual Meeting, together with instructions on how to access our proxy materials over the internet and how to vote.
By Order of the Board of Directors,
Rodolfo Rodriguez, Jr.
Senior Vice President, Chief Legal Officer and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 18, 2026.

As permitted by the “Notice and Access” rules of the Securities and Exchange Commission, we are making this Notice, the Proxy Statement, the Proxy Card and the 2025 Annual Report available at www.envisionreports.com/play.

DAVE & BUSTER’S ENTERTAINMENT, INC.
Proxy Statement
For the Annual Meeting of Shareholders
To Be Held on June 18, 2026

2026 Proxy Statement Summary
This summary highlights selected information on Dave & Buster’s Entertainment, Inc., a Delaware corporation (sometimes referred to herein as “we”, “us”, “our” or the “Company”) that is provided in more detail throughout this proxy statement (the “Proxy Statement”). This summary does not contain all of the information you should consider before voting, and you should read the entire Proxy Statement before casting your vote. Beginning on or around May 6, 2026, we sent a Notice Regarding the Availability of Proxy Materials to all shareholders entitled to vote at the Company’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”), together with instructions on how to access our proxy materials over the internet and how to vote.

Annual Meeting Information

Date:	Thursday, June 18, 2026
Voting
Only shareholders as of April 23, 2026 (the “Record Date”) are entitled to vote.
Participating Online During the Annual Meeting
If you are a registered shareholder (your shares are held in your name), you register by following the instructions set forth at www.meetnow.global/MRYSKX5 or in the FAQs section of this Proxy Statement (page 59).
If you are a beneficial shareholder (your shares are held in the name of your bank, brokerage firm or other nominee), you will need to obtain a “legal proxy” from the registered shareholder (your bank, brokerage firm or other nominee) to register to vote at the Annual Meeting and follow the instructions set forth in the FAQs section of this Proxy Statement (page 59).

Time:	4:30 p.m. Central Daylight Time

Place:	The Annual Meeting will be held virtually.

Webpage:	www.meetnow.global/MRYSKX5

Record Date:	Thursday, April 23, 2026

Vote via Internet Follow the instructions on your Notice or Proxy Card	Vote via Phone Call the number on your Notice or Proxy Card	Vote via Mail Follow the instructions on your Notice or Proxy Card	Vote Online during the Annual Meeting Register to participate in the Annual Meeting virtually and vote online

Dave & Buster’s Entertainment, Inc.	1

Proposals Before the Shareholders

Proposals	Description	Board Voting Recommendation	Votes Required	Page Reference
1	Election of Directors	FOR each nominee	Majority of Votes Cast	5

2	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	Majority of Votes Cast	11

3	Advisory Vote on Executive Compensation	FOR	Majority of Votes Cast	12

Information about the Board of Directors:

Independence, Committees and Meetings
Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Finance Committee
James P. Chambers	I, VC		C		C
Tarun Lal	CEO
Nathaniel J. Lipman	I	M	M
Charles H. Protell*	I	M
Scott I. Ross	I			C	M
Atish Shah	I	C		M
Kevin M. Sheehan	COB				M
Allen R. Weiss	I	M	M	M
Number of Meetings in Fiscal 2025	6	7	6	5	4

I	–	Independent Director
CEO	–	Chief Executive Officer
COB	–	Chair of the Board
C	–	Committee Chair
M	–	Committee Member
VC	–	Vice Chair

*		Appointed to the Board of Directors on April 27, 2026.

Dave & Buster’s Entertainment, Inc.	2

Board Skills and Core Competencies of Current Board Members:
Our Board is comprised of directors who have a variety of skills and core competencies as noted in the chart below:

Percentage of Board Members
Executive Leadership
Finance/Acctg/M&A/Private Equity/ Investments
Board/Governance
Strategy
Retail/Hospitality/Restaurant/F&B
Gaming/Amusements/Entertainment
Marketing/Branding/E-Commerce/ Consumer Goods and Insights
Global/Franchise
Operations/Supply Chain/IT
—%
25%
50%
75%
100%

Corporate Governance Highlights:
We are committed to maintaining strong corporate governance practices that promote and protect the long-term interests of our shareholders. Our practices are designed to provide effective oversight and management of our Company as well as meet our regulatory and NASDAQ requirements, including the following:

✓Audit, Compensation, and Nominating and Corporate Governance Committees comprised of only Independent Directors	✓Strong Director Attendance Record
✓Regular Executive Sessions of Independent Directors	✓Share Ownership Requirements for Directors and Executive Officers
✓Commitment to Board Refreshment	✓Director Overboarding Policy
✓Annual Director Elections	✓Mandatory Director Retirement Age
✓Majority Voting in Uncontested Director Elections	✓Annual Board and Committee Evaluations
✓Commitment to Director Education	✓Continued Engagement with Our Shareholders
✓No Shareholder Rights Plan

Dave & Buster’s Entertainment, Inc.	3

Fiscal 2025 Business Performance Highlights:
•Revenue of $2.1 billion decreased 1.4% from fiscal 2024.
•Comparable store sales decreased 5.0% compared to fiscal 2024.
•Net loss totaled $48.7 million, or $1.40 per diluted share, compared to net income of $58.3 million, or $1.46 per diluted share in fiscal 2024.
•Adjusted EBITDA* of $436.6 million, compared to Adjusted EBITDA* of $506.2 million in fiscal 2024.
•We opened a total of 11 new venues (eight Dave & Buster's and three Main Events) and relocated one additional Dave & Buster’s branded store in fiscal 2025. Additionally, in December 2024, we opened our first franchise location in Bengaluru, Karnataka, India, followed by our second in Mumbai, Maharashtra, India, in August 2025, our third in Manila, the Philippines, in October 2025 and our fourth in Santo Domingo, Dominican Republic, in February 2026. We currently have plans to open additional franchise locations in Mexico City, Mexico; Perth, Australia; and New Delhi, India in fiscal 2026.
* Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for more information.

Fiscal 2025 Executive Compensation Highlights and Key Practices:
•We continued to receive strong support from shareholders for our executive compensation practices, with more than 98% of the votes cast voting to approve the compensation paid to our named executive officers at the 2025 annual meeting of shareholders.
•In designing our fiscal 2025 executive compensation, we maintained our focus on our three core values for compensation: pay for performance, market-competitive pay and sustained shareholder value creation.

Dave & Buster’s Entertainment, Inc.	4

PROPOSAL NO. 1
ELECTION OF DIRECTORS
On December 8, 2025, Hamish A. Dodds notified the Company of his resignation from the Company’s Board of Directors, effective immediately. Following this notice, the Board of Directors voted to decrease the number of directors on the Board of Directors from eight (8) to seven (7). On March 31, 2026, the Board of Directors voted to increase the size of the board from seven (7) to eight (8), and on April 27, 2026, the Board of Directors appointed Charles H. Protell to the Board and nominated Mr. Protell for election by the shareholders at the Annual Meeting to continue his service as a director. On April 30, 2026, Atish Shah notified the Company of his decision to not stand for reelection to the Board of Directors at the Annual Meeting. Mr. Shah will continue to serve as a director until the Annual Meeting. As a result of Mr. Shah’s notice, the Board of Directors voted to decrease the number of directors on the Board of Directors from eight (8) to seven (7), effective as of the final vote of the shareholders at the Annual Meeting.
Your proxy will be used to vote FOR the election of all of the nominees named below unless you abstain from or vote against the nominees when you send in your proxy. Following the appointment of Mr. Protell and assuming all seven (7) of the director nominees are elected at the Annual Meeting, the Company’s Board of Directors will be comprised of seven (7) members. All seven (7) nominees for election to the Board of Directors are currently directors of the Company. If elected at the Annual Meeting, each of the nominees will serve until our 2027 annual meeting of shareholders and until a successor is duly elected and qualified, or until either an earlier death, resignation or removal. If any of the nominees is unable or unwilling to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), the shareholders may vote for a substitute nominee chosen by the present Board to fill a vacancy. In the alternative, the shareholders may vote for just the remaining nominees leaving a vacancy that may be filled later by the Board. Alternatively, the Board may reduce its size.
We are furnishing below certain biographical information about each of the seven (7) nominees for director. Also included is a description of the experience, qualifications, attributes and skills of each nominee.

James P. Chambers
DIRECTOR SINCE: 2020		AGE: 40
COMMITTEES: Compensation (Chair), Finance (Chair)		DIRECTOR STATUS: INDEPENDENT — VICE CHAIR
CURRENT POSITION:
–Co-Founder and Partner of Hill Path Capital, LP, a private investment firm investing in the equity and debt of public and private companies since 2016.
Leadership, Strategy, Investments, Leisure & Hospitality, Entertainment, Finance and Governance

PRIOR BUSINESS EXPERIENCE:
–Apollo Global Management, Inc., a global alternative investment management firm:
•Principal (2009-2016)
Leadership, Strategy, Leisure & Hospitality, Entertainment, Finance and Governance
– Goldman Sachs & Co., Inc., a multinational investment bank and financial services company:
•Analyst, Consumer Retail Group, Investment Banking Division (2009-2011)
Leadership, Strategy, Retail, Investment, Finance, Food & Beverage

CURRENT PUBLIC COMPANY BOARDS:
–Dave & Buster’s Entertainment, Inc. (Dec. 2020-present)		–United Parks & Resorts, Inc. (Jun. 2019-present)	–The ONE Group Hospitality, Inc. (Apr. 2024-present)
PRIOR COMPANY BOARDS:
–CEC Entertainment, Inc. (n/k/a CEC Entertainment, LLC)	–Great Wolf Resorts, Inc.	–Principal Maritime Tankers Corp.	–Principal Chemical Carriers, LLC
EDUCATION:
–B.A. Political Science and Certificate in Markets and Management, Duke University

Dave & Buster’s Entertainment, Inc.	5

Tarun Lal
DIRECTOR SINCE: 2025	AGE: 57
DIRECTOR STATUS: NOT INDEPENDENT — CHIEF EXECUTIVE OFFICER
CURRENT POSITION:
–Chief Executive Officer of Dave & Buster’s Entertainment, Inc., July 2025-present Leadership, Strategy, Board Governance, Operations, Finance, International, Franchise, Entertainment, Food & Beverage
PRIOR BUSINESS EXPERIENCE:
–Yum! Brands:
•President - KFC U.S. (July 2022-April 2025)
•Managing Director, KFC Middle East, Turkey, Africa, India and Pakistan and CIS (Oct. 2021-Jan. 2023)
•Managing Director, KFC Middle East, Turkey, Africa and Pakistan (Jan. 2020-Jun. 2022)
•General Manager, KFC Africa (Jul. 2018-Dec. 2019)
•Global Chief Operating Officer (Jan. 2014-Jul. 2018)
•Leadership, Finance, Operations, Strategy, Board Governance, International, Distribution, Food & Beverage
– Yum! Restaurants International:
•Various management positions including Chief Operating Officer, General Manager (Sri Lanka & Bangladesh) and General Manager, KFC, India (Mar. 2006-Dec. 2013)
Leadership, Strategy, Financial, Food & Beverage, Operations, Global

PUBLIC COMPANY BOARDS:
– Dave & Buster’s Entertainment, Inc. (July 2025-present)	–IWG plc (May 2022-present)

EDUCATION:
–BCOM (Hons), Commerce, Accountancy - Shri Ram College of Commerce	EDP, General Management, The Wharton School

Dave & Buster’s Entertainment, Inc.	6

Nathaniel J. Lipman
DIRECTOR SINCE: 2025		AGE: 61
COMMITTEES: Audit, Compensation		DIRECTOR STATUS: INDEPENDENT
PRIOR BUSINESS EXPERIENCE:
–Wolcott Holdings, LLC, a family investment office (Feb. 2022-present)
–Tenerity, Inc. (f/k/a Affinion Group Holdings, Inc. and CX Loyalty, Inc.), a global provider of customer loyalty platforms and solutions
•Senior Advisor (Nov. 2015-Jan. 2024)
•Executive Chairman (Jul. 2012-Nov. 2015)
•President and Chief Executive Officer (Oct. 2005-Jul. 2012)
Leadership, Strategy, Leisure & Hospitality, Finance and Governance, International, Marketing
–Cendant Corporation, a provider of customer loyalty platforms and solutions
•President and Chief Executive Officer, Marketing Services Group (Apr. 2004-Oct. 2005)
•President and Chief Executive Officer, Trilegiant (Cendant’s domestic membership business) (Feb. 2002-Apr. 2004)
•Senior Vice President, Corporate Development and Strategic Planning (Jun. 1999-Feb. 2002)
Leadership, Strategy, Leisure & Hospitality, Finance and Governance, International, Marketing
–Upside Travel Group, Inc., a travel technology company
•Senior Advisor to the Chairman (Feb. 2016-May 2017)
Leadership, Strategy
–Planet Hollywood, Inc., an international restaurant and entertainment brand
•Executive Vice President, Strategic Development (Aug. 1996-May 1999)
Leadership, Strategy, Leisure & Hospitality, Finance and Governance, International
–House of Blues Entertainment, Inc., an international music entertainment brand
•General Counsel (Apr. 1995-Jul. 1996)
Leadership, Strategy, Leisure & Hospitality, Finance and Governance, International
–The Walt Disney Company, a global entertainment company
•Senior Corporate Counsel (May 1993-Apr. 1995)
Leisure & Hospitality, Mergers & Acquisitions
–Skadden, Arps, Slate, Meagher and Flom, LLP, an international law firm
•Associate (Oct. 1989-May 1993)
Mergers & Acquisitions

PUBLIC COMPANY BOARDS:
–Dave & Buster’s Entertainment, Inc. (Jun. 2025-present)	–United Parks & Resorts, Inc. (Jan. 2024-present)	–Apollo Strategic Growth Capital II, Inc. (2021-2023)
PRIVATE COMPANY BOARDS:
–Attain Finance Holdings Corp. (2024-present)	–Trusted Media Brands, Inc. (2013-present)	–Apollo Aligned Alternatives, Inc. (Jun. 2022-present)
–PLBY Group, Inc. (Observer) (2022-2023)	–FTD.com •Chair of the Board (2021) •Senior Advisor (Sep. 2019-Sep. 2021)	–Diamond Resorts International, Inc. (2017-2021)
–Redbox Automated Holdings, LLC, (2016-2021)	–Exela Technologies, Inc. (2017-2019)	–Walker Innovation, Inc., (2013-2019)
–RDA Holding, Inc. (2013-2018)	–Netmarket Group, Inc., (2000-2003)	–Upside Travel Group, LLC (2015-2017)
EDUCATION:
– B.A., Political Economy, University of California, Berkeley	–J.D., University of California, Los Angeles

Dave & Buster’s Entertainment, Inc.	7

Charles H. Protell
DIRECTOR SINCE: 2026	AGE: 51
COMMITTEE: Audit	DIRECTOR STATUS: INDEPENDENT
CURRENT POSITION:
–President and Chief Financial Officer of Golden Entertainment, a gaming company that operates casinos and taverns (joined the company in Nov. 2016, promoted to President in 2019).
Leadership, Strategy, Investments, Gaming, Leisure & Hospitality, Entertainment, Food & Beverage, Finance, Governance, Accounting, Mergers & Acquisitions

PRIOR BUSINESS EXPERIENCE:
–Macquarie Capital, a global adviser and private equity investment firm
•Managing Director, Investment Banking (May 2011-Nov. 2016)
Leadership, Strategy, Private Equity, Finance, Mergers & Acquisitions
– REGAL Capital Advisors, a financial advisory and investment service firm
•Co-founder & Managing Director (Jan. 2009-May 2011)
Leadership, Strategy, Investments, Finance, Mergers & Acquisitions
–Credit Suisse, a financial services and investment firm
•Director (May 2007-Dec. 2008)
Leadership, Investments, Finance
–Deutsche Bank, a multinational investment bank and financial services firm
•Vice President (May 2004-Apr. 2007)
Investments, Finance
–CIBC World Markets, an investment banking company
•Associate (Mar. 2000-Apr. 2004)
Investments, Finance

PUBLIC COMPANY BOARDS:
–Dave & Buster’s Entertainment, Inc. (Apr. 2026-present)
OTHER COMPANY BOARDS:
–GoHunt (sold Dec. 2025)
EDUCATION:
–B.S. Commerce, University of Virginia, May 1997

Scott I. Ross
DIRECTOR SINCE: 2025		AGE: 46
COMMITTEES: Nominating & Corporate Governance (Chair), Finance		DIRECTOR STATUS: INDEPENDENT
CURRENT POSITION:
–Founder and Managing Partner of Hill Path Capital, LP, a private investment firm investing in the equity and debt of public and private companies since 2014.
Leadership, Strategy, Investments, Leisure & Hospitality, Entertainment, Finance and Governance

PRIOR BUSINESS EXPERIENCE:
–Apollo Global Management, Inc. a global alternative investment management firm:
•Principal (2004-2008/2009-2014)
Leadership, Strategy, Leisure & Hospitality, Entertainment, Finance and Governance
– Goldman Sachs & Co., Inc., a multinational investment bank and financial services company:
•Analyst, Principal Finance Group, Fixed Income, Currencies, and Commodities Division (Jun. 2002-Dec. 2004)
Leadership, Strategy, Investment, Finance
–Shumway Capital Partners, an investment company:
•Analyst (Aug. 2008-Sep. 2009)
Leadership, Strategy, Investment, Finance

PUBLIC COMPANY BOARDS:
–Current: Dave & Buster’s Entertainment, Inc. (Jan. 2025 -present)		–United Parks & Resorts, Inc. (Nov. 2017-present)	–The ONE Group Hospitality, Inc. (May 2024-present)
PRIVATE COMPANY BOARDS:
–Prior: CEC Entertainment, Inc.	–Great Wolf Resorts, Inc.	–EVERTEC, Inc.	–Diamond Eagle Acquisition Corp.
EDUCATION:
–B.A. Economics, Georgetown University (magna cum laude)

Dave & Buster’s Entertainment, Inc.	8

Kevin M. Sheehan
DIRECTOR SINCE: 2011	AGE: 72
COMMITTEES: Finance	DIRECTOR STATUS: INDEPENDENT — CHAIRMAN
CURRENT POSITIONS:
–Chair of the Board of Dave & Buster’s Entertainment, Inc. since April 2021 (and also served as Interim CEO from October 2021 to June 2022 and from December 2024 to July 2025).
Leadership, Strategy, Board Governance, Finance, Operations, Food & Beverage,
Amusements/Gaming, Marketing, Consumer Insights, Global
–Chair and Principal Owner of Mellon Stud Ventures, a family investment company with wide range of businesses since 2016.
Leadership, Strategy, Board Governance, Finance, International, Investments, Hospitality, Marketing

PRIOR BUSINESS EXPERIENCE:
–Margaritaville at Sea, a cruise line owned by Mellon Stud Ventures
•Chair and Principal Owner (2016-Oct. 2023)
Leadership, Strategy, Board Governance, Hospitality, Finance, International, Consumer Insights, Marketing
–Scientific Games Corporation, a global leader in the gaming and lottery industries
•Director (Sep. 2018-Oct. 2018)
•Senior Advisor (Jun. 2018-Sep. 2018)
•President and Chief Executive Officer (Aug. 2016-Jun. 2018)
Leadership, Strategy, Board Governance, Gaming, Finance
– Robert B. Willumstad School of Business, Adelphi University, a New York metropolitan area business school
•John J. Phelan, Jr. Distinguished Visiting Professor of Business (February 2015-June 2016)
•Distinguished Visiting Professor-Accounting, Finance and Economics (2005-2008)
Strategy, Finance, Accounting
– NCL Corporation, Ltd, a leading global cruise line operator:
•Chief Executive Officer (November 2008-January 2015)
•President (August 2010-January 2015; August 2008-March 2009)
•Chief Financial Officer (2007-2010)
Leadership, Strategy, Food & Beverage, Hospitality, Finance, International, Consumer Insights, Marketing
– Cerberus Capital Management LP (2006-2007), a global leader in private equity investments:
•Consultant
Finance, Private Equity, Strategic
–Clayton Dubilier & Rice (2005-2006), one of the oldest private equity investment firms in the world:
•Consultant
Finance, Private Equity, Strategic
– Cendant Corporation, a global business and consumer services provider:
•Various executive roles, including, Chair and Chief Executive Officer of the Vehicle Services Division (including global responsibility for Avis Rent A Car, Budget Rent A Car, Budget Truck, PHH Fleet Management and Wright Express) (1996-2005)
Leadership, Strategy, Finance, International, Consumer Insights, Marketing

PUBLIC COMPANY BOARDS:
–Dave & Buster’s Entertainment, Inc., Director (Oct. 2011-present), Chairman (Apr. 2021-present)	–USA TODAY Co., Inc. (f/k/a Gannett Co., Inc.), Director (Nov. 2013-present), Lead Director (May 2019-present)
– Navistar International Corporation (2018-2021)	–Hertz Global Holdings (2018-2021)
PRIVATE COMPANY BOARDS:
– Hurtigruten, Board Chair (Oct. 2024-present)	– HX (f/k/a Hurtigruten Expeditions), Director (Oct. 2024-present)
OTHER POSITIONS/MEMBERSHIPS:
–Certified Public Accountant
EDUCATION:
–B.S. Hunter College	–M.B.A. New York University Graduate School of Business
ACCOLADES:
–Named “Miami Ultimate CEO” by South Florida Business Journal (2011) –Ernst & Young Entrepreneur of the Year (2014 – Florida Region)

Dave & Buster’s Entertainment, Inc.	9

Allen R. Weiss
DIRECTOR SINCE: 2025		AGE: 72
COMMITTEES: Audit, Compensation, Nominating & Corporate Governance		DIRECTOR STATUS: INDEPENDENT
PRIOR BUSINESS EXPERIENCE:
–The Walt Disney Company, a global entertainment company (1972-2011) (Retired)
•President, Worldwide Operations, Walt Disney Parks and Resorts (2005-Nov. 2011)
•President, Walt Disney World Resort (1995-2005)
•Executive Vice President, Walt Disney World Resort (1991-1995)
•Vice President, Resort Operations Support (1987-1991)
Leadership, Strategy, Leisure & Hospitality, Finance and Governance, International, Marketing

PUBLIC COMPANY BOARDS:
–Dave & Buster’s Entertainment, Inc. (Jun. 2025-present)	–Dick’s Sporting Goods, Inc. (Jan. 2012-Aug. 2020)	–Apollo Education Group, Inc. (Mar. 2012-Jan. 2017)
PRIVATE COMPANY BOARDS:
–Alticor, Inc. (2012-Present)	–CEC Entertainment, Inc., n/k/a CEC Entertainment, LLC (Jun. 2014-Dec. 2020)	–ClubCorp, n/k/a Invited Clubs (Feb. 2018-Apr. 2020)
–Diamond Resorts International, Inc. (Nov. 2016-May 2021)
EDUCATION:
– B.S., Business Administration, University of Central Florida	– M.B.A., Crummer Graduate School of Business, Rollins College	–Certified Public Accountant

The Board of Directors recommends a vote FOR the election of each of the nominated directors.

Dave & Buster’s Entertainment, Inc.	10

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to conduct the audit of our consolidated financial statements and the effectiveness of our internal controls over financial reporting for the fiscal year 2026 and recommends that the shareholders vote for ratification of this appointment. KPMG has been engaged as our independent registered public accounting firm since 2010. The Audit Committee and the Board believe that the continued retention of KPMG as the Company’s independent registered public accounting firm for the 2026 fiscal year is in the best interests of the Company and its shareholders. As a matter of good corporate governance, the Audit Committee has requested the Board of Directors to submit the selection of KPMG as the Company’s independent registered public accounting firm for fiscal 2026 to shareholders for ratification. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection but may still decide to retain KPMG. Even if the selection of KPMG is ratified by the shareholders, the Audit Committee has the discretion to select another auditor at any time if it determines that a change would be in the best interests of the Company or its shareholders. We expect representatives of KPMG to be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

Audit and Related Fees
The following table sets forth the fees (dollars shown are in thousands) for professional audit services and fees for other services provided to the Company by KPMG, for fiscal 2025, which ended on February 3, 2026, and fiscal 2024, which ended on February 4, 2025:

	Fiscal 2025	Fiscal 2024
Audit Fees (1)	$1,120	$1,230
Audit-Related Fees (2)	50	131
Tax Fees (3)	37	89
Total	$1,207	$1,450
(1)Includes fees for services for the audit of the Company’s annual financial statements, the reviews of the interim financial statements, audit of the Company’s internal control over financial reporting, and assistance with Securities and Exchange Commission (“SEC”) filings.
(2)Fiscal 2025 fees relate to two (2) consents related to filings of Form S-8s; fiscal 2024 fees include real time assessment of the ERP system the Company implemented in fiscal 2024.
(3)Includes transfer pricing services.
The Audit Committee has established a policy whereby the outside auditors are required to annually provide service-specific fee estimates and seek pre-approval of all audit, audit-related, tax and other services prior to the performance of any such services. Individual engagements anticipated to exceed the pre-approved thresholds must be separately approved by the Audit Committee. For both fiscal 2025 and 2024, the Audit Committee pre-approved 100% of services provided by KPMG and concluded that the provision of such services by KPMG was compatible with such firm’s independence.

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG.

Dave & Buster’s Entertainment, Inc.	11

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required by Section 14A of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and the related SEC rules, we are asking you to approve, on an advisory, non-binding basis, the compensation awarded to our named executive officers (each, an “NEO” and collectively, the “NEOs”), as we have described in the Executive Compensation section of this Proxy Statement. The vote on this matter is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
As described in detail in the Compensation Discussion and Analysis section beginning on page 25, the Compensation Committee oversees our executive compensation program and compensation awarded to our executive officers, adopting changes to the program and awarding compensation as appropriate to reflect the Company’s circumstances and to promote the main objectives of the program. These objectives include: to align pay to performance; to provide market-competitive pay; and to create sustained shareholder value.
We are asking you to indicate your support for our named executive officer compensation. We believe that the information we have provided in this Proxy Statement demonstrates that our compensation program is designed appropriately and works to attract, retain and motivate a highly successful team to manage our Company and to ensure that the interests of our executive officers, including our named executive officers, are aligned with your interest in long-term value creation.
Accordingly, we ask you to approve the following resolution at the Annual Meeting:
RESOLVED, that the shareholders of Dave & Buster’s Entertainment, Inc. approve the compensation awarded to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative discussion.
Although your vote is non-binding, the Board and Compensation Committee will review the voting results and consider your concerns in their continued evaluation of the Company’s compensation program. Because this vote is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer, it will not be binding or overrule any decision by the Board or Compensation Committee, and it will not restrict or limit the ability of the shareholders to make proposals for inclusion in proxy materials related to executive compensation.
At the 2022 annual meeting of shareholders, our shareholders voted in favor of holding an advisory vote to approve executive compensation every year. The Board considered these voting results and decided to adopt a policy providing for an annual advisory shareholder vote to approve our executive compensation. The next shareholder advisory vote to approve executive compensation will occur at the 2027 annual meeting of shareholders.

The Board of Directors recommends an advisory vote FOR the approval of our executive compensation.

Dave & Buster’s Entertainment, Inc.	12

DIRECTORS AND CORPORATE GOVERNANCE

Composition and Board Independence
The Board of Directors currently consists of eight (8) members. Our Board of Directors has affirmatively determined that seven (7) of our current directors are independent under our standards as well as the applicable rules of NASDAQ. In addition, our Board of Directors affirmatively determined that each member currently serving on the Audit Committee, Messrs. Shah, Lipman and Weiss, as well as Mr. Protell, who was appointed to the Audit Committee as of April 27, 2026, satisfies the independence requirements for members of an audit committee as set forth in Rule 10A-3(b)(1) of the Exchange Act, and that each member currently serving on the Compensation Committee, Messrs. Chambers, Lipman, and Weiss, satisfies the independence requirements for members of a compensation committee under the applicable rules of NASDAQ.

Corporate Governance
The Board of Directors met six times in fiscal 2025, including regular and special meetings. During this period, no individual director other than Mr. Ross attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which he served.
The Company invites members of the Board of Directors to attend its annual shareholder meeting and requires that they make every effort to attend the Annual Meeting absent an unavoidable and irreconcilable conflict. All directors who were serving in such capacity at the time attended the 2025 annual meeting of shareholders.
The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Finance Committee. The charters for each of these committees are posted on our website at http://ir.daveandbusters.com/corporate-governance.
The Audit Committee, currently comprised of Messrs. Shah, Lipman, Protell and Weiss, and chaired by Mr. Shah, recommends to the Board of Directors the appointment of the Company’s independent auditors, reviews and approves the scope of the annual audits of the Company’s financial statements, provides oversight of our internal control over financial reporting, reviews and approves any non-audit services performed by the independent auditors, reviews the findings and recommendations of the independent auditors, periodically reviews major accounting policies, and oversees the Company’s Compliance Program. Following Mr. Shah’s notification of his decision not to stand for re-election at the Annual Meeting, the Board of Directors voted to appoint Nathaniel J. Lipman to the position of Chair of the Audit Committee, effective as of the date of the Annual Meeting. The Audit Committee held seven meetings during fiscal 2025. The Board of Directors has determined that each member of the Audit Committee is financially literate and qualifies as an “audit committee financial expert” under the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC.
The Compensation Committee, currently comprised of Messrs. Chambers, Lipman and Weiss, and chaired by Mr. Chambers, reviews the Company’s compensation philosophy and strategy, administers incentive compensation and stock option plans, reviews the Chief Executive Officer’s performance and compensation, reviews recommendations on compensation of other executive officers and board members, and reviews other special compensation matters, such as executive employment agreements. The Compensation Committee held six meetings during fiscal 2025. The Compensation Committee has engaged Frederick W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant.
The Nominating and Corporate Governance Committee, currently comprised of Messrs. Ross, Shah and Weiss, and chaired by Mr. Ross, identifies and recommends the individuals qualified to be nominated for election to the Board of Directors, recommends the member of the Board of Directors qualified to be nominated for election as its Chair, recommends the members and chair for each committee of the Board of Directors, reviews and recommends to the Board matters regarding CEO succession plans, provides oversight concerning the Company’s corporate responsibility and sustainability efforts, periodically reviews and assesses our Corporate Governance Guidelines and Principles and Code of Business Conduct and Ethics and oversees the annual self-evaluation of the performance of the Board of Directors. The Nominating and Corporate Governance Committee held five meetings during fiscal 2025.

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The Finance Committee, currently comprised of Messrs. Chambers, Ross, and Sheehan, and chaired by Mr. Chambers, assists the Board of Directors in fulfilling its financial management oversight responsibilities by assessing, overseeing and evaluating from time to time, policies and transactions affecting our financial objectives, reviewing our indebtedness, strategic planning, capital structure objectives, investment programs and policies, periodically auditing major capital expenditures, including real estate acquisitions and new store development, and working with our management and the Compensation Committee on annual operating goals. The Finance Committee met four times during fiscal 2025.

The Board’s Role in Risk Oversight
The entire Board of Directors is engaged in risk management oversight. The Board of Directors has not established a separate committee to facilitate its risk oversight responsibilities, but will continue to monitor and assess whether such a committee would be appropriate. The Audit Committee assists the Board of Directors in its oversight of risk management and our process established to identify, measure, monitor, and manage risks, in particular, major financial risks. Company management annually updates the Audit Committee on enterprise risk matters. Additionally, in April 2025, the Board of Directors approved a formal Compliance Program and appointed a Chief Compliance Officer, whose charge includes reporting to the Audit Committee on compliance-related matters. The Board of Directors receives regular reports from management, as well as from the Audit Committee, regarding relevant risks and the actions taken by management to adequately address those risks. The Audit Committee also has oversight of the Company’s cybersecurity, information security and technology matters and is provided regular comprehensive updates by Company management on the Company’s information security status, including the results of annual SOX and Payment Card Industry Data Security Standard audits; our leveraging of recognized frameworks and standards, including the National Institute of Standards and Technology Cyber Security Framework, Center for Internet Security Critical Security Controls and the Payment Card Industry Data Security Standards; independent third party assessments of our cyber environment; and our annual team member awareness training.

Succession Planning
Our Corporate Governance Guidelines and Principles require the Board to plan for CEO succession and oversee management development. Pursuant to our Corporate Governance Guidelines and Principles, the Board is actively engaged in long-term executive succession planning, including CEO succession planning.

Board of Directors Leadership Structure
Our Board of Directors does not have a policy requiring the roles of the Chair of the Board and Chief Executive Officer to be filled by separate persons or a policy requiring the Chair of the Board to be a non-employee director. The Board believes that it is in the best interest of the Company and its shareholders for the Board to make a determination on whether to separate or combine the roles of Chair and CEO based upon the Company’s circumstances at any particular point in time, whether the Chair role shall be held by an independent director, and if not, supported by a Lead Independent Director. Mr. Lal is our Chief Executive Officer and Mr. Sheehan is our Chairman of the Board. There is currently no Lead Independent Director of the Board.
As Chairman of the Board, Mr. Sheehan’s responsibilities are to (i) convene, chair and determine agendas for executive sessions, and coordinate feedback to the CEO regarding issues discussed in executive sessions; (ii) approve the schedule for Board meetings, agenda items and the Board’s information needs associated with those agenda items, and identify the need for and scope of related presentations; (iii) assist the Board and its committees in the evaluation of senior management (including the CEO) and communicate the results of such evaluation to the CEO; (iv) serve as an information resource for other directors and act as liaison between directors, committee chairs and management; (v) provide advice and counsel to the CEO; (vi) develop and implement, with the CEO and the Nominating and Corporate Governance Committee, the procedures governing the Board’s work; (vii) be available for direct communication with major shareholders if requested and, where appropriate and as directed by the Board, communicate with shareholders, rating agencies, regulators and interested parties; and (viii) speak for the Board in circumstances where it is appropriate for the Board to have a voice distinct from that of management.

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The Board believes that, at this time, this leadership structure promotes decisive leadership, fosters clear accountability and enhances our ability to communicate our strategy clearly and consistently to our shareholders, team members and customers. Although the Board believes that this leadership structure is appropriate at this time, the Board also believes that there is no specific leadership structure that best applies to all companies, nor is there one specific leadership structure that would permanently suit our Company. As a result, the decision as to whether to combine or separate the positions of CEO and Chair of the Board may vary from time to time, as conditions and circumstances warrant.

Director Compensation
The Compensation Committee intends to set director compensation levels at or near the market median relative to directors at companies of comparable size, industry and scope of operations to ensure directors are competitively compensated for their time commitment and responsibilities. Annually, the Compensation Committee reviews a competitive market assessment of director compensation pay levels and program structure, prepared by its independent compensation consultant, and considers any changes to ensure alignment with market practices. We believe a market competitive compensation package is important because it enables us to attract and retain highly qualified directors who are critical to our long-term success.
In addition to reimbursement for out-of-pocket expenses incurred in connection with their Board service, our non-employee Board members receive an annual stipend, chair and committee member fees and equity grant for serving as members of our Board of Directors. On January 27, 2026, following a recommendation from FW Cook based on a benchmarking study of compensation of non-employee directors of similarly-situated public companies, the Board of Directors approved increases in the compensation program for non-employee directors of the Company as follows:
1.An increase of $25,000 to the annual equity retainer for each non‑employee director, from $150,000 to $175,000 in RSUs;
2.An increase of $10,000 to each Committee Chair supplemental retainer, as follows:
•Audit Committee Chair: from $25,000 to $35,000;
•Compensation Committee Chair: from $20,000 to $30,000;
•Nominating & Governance Committee Chair: from $20,000 to $30,000; and
•Finance Committee Chair: from $20,000 to $30,000.
3.    An increase of $25,000 to the supplemental retainer for the Non‑Executive Chair, from $125,000 to $150,000; and
4.    An increase of $5,000 to the per‑committee member retainer for non‑employee directors, from $10,000 to $15,000 per committee.
All increases were made retroactive to the first day of the third quarter of fiscal 2025 and are payable in quarterly, proportional RSU grants. The grant date of the first quarterly RSU awards was January 27, 2026, and each subsequent quarterly RSU grant is to be made on the same date that quarterly cash compensation payments to non-employee directors are made, in each case subject to the Dave and Buster’s Entertainment, Inc. 2025 Omnibus Incentive Plan (“the 2025 Plan”) and standard director RSU terms, including the one-year vesting standard currently applicable to director RSU awards.
The following table sets out the total stipend, fees and equity grant for non-employee directors for fiscal 2025:
Fiscal 2025 Annual Director Compensation

Stipend	Equity Grant Value(1)	Board Chair Fee	Lead Independent Director Fee(2)	Audit Committee Chair Fee	Compensation Committee Chair Fee	Finance Committee Chair Fee	Nominating and Corporate Governance Committee Chair Fee	Non-chair Member of any standing Committee Fee
$75,000	$162,500	$137,500	$50,000	$30,000	$25,000	$25,000	$25,000	$12,500
(1)Actual number of RSUs is determined based on the closing stock price on the day of grant.

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(2)Lead Independent Director Fee is paid to the independent Chair of the Board, and if the Chair is not independent, then it is paid to the independent director designated as Lead Independent Director.
The following table sets forth all compensation earned by our current and former non-employee directors during fiscal 2025 for service on our Board of Directors, other than Mr. Sheehan, who served as Interim Chief Executive Officer for a portion of fiscal 2025 and whose compensation is reported in the 2025 Summary Compensation Table:

DIRECTOR COMPENSATION TABLE
NAME (1)	FEES EARNED OR PAID IN CASH (2)	STOCK AWARDS (3)	TOTAL
James P. Chambers	$107,857	$155,050	$262,907
Hamish A. Dodds	$85,262	$153,719	$238,981
Nathaniel J. Lipman	$60,027	$153,680	$213,707
Michael J. Griffith	$61,607	$—	$61,607
Gail Mandel	$35,234	$—	$35,234
Scott I. Ross	$99,066	$154,934	$254,000
Atish Shah	$110,000	$154,934	$264,934
Jennifer Storms	$38,942	$—	$38,942
Allen R. Weiss	$62,857	$93,316	$156,173
(1)Ms. Storms, Ms. Mandel and Mr. Griffith resigned from the Board of Directors effective June 18, 2025, before the Company made its annual grant of equity awards to directors. Mr. Dodds resigned from the Board on December 8, 2025, and 2,608 RSUs with a grant date fair value of $79,414 were forfeited upon his resignation.
(2)The amounts shown in this column represent the cash fees earned by and, unless deferred, paid to each director. Pursuant to the Director Deferred Compensation Plan, each non-employee director has the option to defer the distribution of all or a portion of their cash fees. Fees deferred will be distributed upon death or disability of the director or over a period not to exceed five years, as elected by the director, following the date he or she leaves the Board of Directors. Payments to directors are made on a quarterly basis.
(3)The amounts shown in this column represent the aggregate grant date fair values of the time-based restricted stock units (“RSUs”) awarded on June 27, 2025 and January 27, 2026. The amounts above were calculated based on the closing share price on the date of grant. However, the number of underlying shares was calculated based on an average closing price over the ten day period ending on the date of the award grant. The RSUs vest in full on the one year anniversary of the award date. Pursuant to the Director Deferred Compensation Plan, each non-employee director has the option to defer the distribution of all or a portion of his or her RSUs. RSUs deferred will be distributed upon death or disability of the director or over a period not to exceed five years, as elected by the director, following the date he or she leaves the Board of Directors.
Directors’ Outstanding Equity Awards at 2025 Fiscal Year End

NAME(3)	Number of Securities Underlying Unvested Stock Awards	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable	Option Exercise Price	Option Expiration Date
James P. Chambers (1)	5,284	—	—	$—	n/a
Hamish A. Dodds (1)(2)	2,607	—	—	$—	n/a
Nathaniel J. Lipman (1)	5,213	—	—	$—	n/a
Scott I. Ross (1)	5,278	—	—	$—	n/a
Atish Shah (1)	5,278	—	—	$—	n/a
Allen R. Weiss (1)	5,220	—	—	$—	n/a
(1)Messrs. Chambers, Dodds, Lipman, Ross, Shah and Weiss do not hold any stock options.
(2)Mr. Dodds resigned from the Board of Directors effective December 8, 2025. Unvested shares are net of pro-rata shares forfeited. Ms. Storms, Ms. Mandel and Mr. Griffith resigned from the Board of Directors effective June 18, 2025, before the Company made its annual grant of equity awards to directors, and did not have any unvested shares outstanding at fiscal year end.
(3)For more information regarding Mr. Sheehan’s outstanding equity awards, see Executive Compensation—Outstanding Equity Awards at Fiscal Year End.

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Director Stock Ownership Guidelines
The Company has a stock ownership requirement for non-employee directors to align the interests of its non- employee directors with the interests of the shareholders and to further promote the Company’s commitment to sound corporate governance. Under this requirement, a non-employee director must own shares of the Company’s stock with a fair market value equal to five (5) times the director’s annual cash retainer. Each non-employee director has five (5) years from the date of initial appointment or election to the Board to meet this requirement. If at the time of measurement, a director is not in compliance with this guideline, the director is prohibited from selling 50% of any new equity award issued to them (net of taxes) until such time as they come into compliance.

Policy Regarding Shareholder Recommendations for Director Candidates
The Company identifies new director candidates through a variety of sources. The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders in the same manner it considers other candidates, as described below. Shareholders seeking to recommend candidates for consideration by the Nominating and Corporate Governance Committee must submit a recommendation in compliance with the advance notice procedures in the Company’s bylaws, which are described under Shareholder Proposals elsewhere in this Proxy Statement.

Director Qualifications
The Nominating and Corporate Governance Committee and the Board believe that candidates for director should have certain minimum qualifications, including, without limitation:
•demonstrated business acumen and leadership, and high levels of accomplishment;
•ability to exercise sound business judgment and to provide insight and practical wisdom based on experience;
•commitment to understanding the Company and its business, industry and strategic objectives;
•integrity and adherence to high personal ethics and values, consistent with our Code of Business Conduct and Ethics;
•ability to read and understand financial statements and other financial information pertaining to the Company;
•commitment to enhancing shareholder value; and
•willingness to act in the long-term interest of all shareholders.
In the context of the Board’s existing composition, other requirements (such as prior Board experience, restaurant, hospitality, gaming, sports-related marketing and branding, or retail industry experience, or relevant senior level experience in finance, accounting, sales and marketing, organizational development, information technology, or public relations) that are expected to contribute to the Board’s overall effectiveness and meet the needs of the Board and its committees may be considered. The Committee also considers diversity of occupational, demographic and personal backgrounds in evaluating candidates for the Board and in connection with its periodic evaluation of the Board’s composition.

Current Nominations
The Nominating and Corporate Governance Committee conducted an evaluation and assessment of all of the current directors for purposes of determining whether to recommend them for nomination for re-election to the Board of Directors. After reviewing the assessment results, the Nominating and Corporate Governance Committee recommended that Messrs. Chambers, Lal, Lipman, Ross, Sheehan and Weiss be nominated for re-election to the Board of Directors. Following the Nominating and Corporate Governance Committee review, the Board appointed Mr. Protell to the Board and determined to nominate him for election by the shareholders at the Annual Meeting after reviewing his experience, skill set and qualifications. The Board accepted the committee’s recommendations and nominated all seven individuals for election by the shareholders at the Annual Meeting.

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The Nominating and Corporate Governance Committee did not receive any recommendations from shareholders proposing candidates for election to the Board at the Annual Meeting.

Code of Business Conduct and Ethics and Whistleblower Policy
The Code of Business Conduct and Ethics applies to our directors, officers and other employees and is available on our website at http://ir.daveandbusters.com/corporate-governance. We intend to post any legally required disclosures regarding amendments to, or waivers of, our Code of Business Conduct and Ethics on this website. In addition, our Whistleblower Policy is available on our website at http://ir.daveandbusters.com/corporate-governance.

Compensation Committee Interlocks and Insider Participation
From the beginning of fiscal 2025 to June 18, 2025, the members of the Compensation Committee were Mr. Chambers, Mr. Griffith, and Ms. Storms. From June 19, 2025 to the end of the fiscal year, the members of the committee were Mr. Chambers, Mr. Lipman, and Mr. Weiss. None of our executive officers serve on the compensation committee or board of directors of any other company of which any of the members of our Compensation Committee or any of our directors is an executive officer. None of the persons who served on the Compensation Committee during fiscal 2025 is or has been an officer or employee of the Company, and none had any relationship with the Company or any of its subsidiaries during fiscal 2025 that would be required to be disclosed as a transaction with a related person.

Communications with the Board of Directors
If shareholders wish to communicate with the Board of Directors or with an individual director, they may direct such communications in care of the Chief Legal Officer, 1221 S. Belt Line Road, #500, Coppell, Texas 75019. The communication must be clearly addressed to the Board of Directors or to a specific director. The Board of Directors has instructed the Chief Legal Officer to review and forward any such correspondence to the appropriate person or persons for response.

Insider Trading Policy
We have an insider trading policy governing the purchase, sale and disposition of our securities by our directors, officers, key leaders and employees, as well as their respective immediate family members. Such persons are also generally prohibited from engaging in speculative trading, such as trading on a short-term basis (purchasing stock on margin, pledging stock as collateral for loans, short selling stock and hedging transactions, such as trading in derivative securities relating to the Company’s securities). The insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable NASDAQ listing standards. While the Company is not subject to the insider trading policy, it does not trade in its securities when it is in possession of material nonpublic information other than pursuant to previously adopted Rule 10b5-1 trading arrangements.

Arrangements and Family Relationships
On December 18, 2020, we entered into a cooperation agreement with Mr. Chambers and Hill Path Capital LP (“Hill Path”), pursuant to which we agreed to appoint Mr. Chambers to the Board and the Audit Committee, Finance Committee and Compensation Committee, effective December 22, 2020. The cooperation agreement was amended and restated on July 11, 2022 (the “A&R Cooperation Agreement”).
On January 30, 2025, we entered into a letter agreement (the “Letter Agreement”) with Messrs. Chambers and Ross and Hill Path. Pursuant to the Letter Agreement, we agreed to (i) appoint Mr. Ross to the Board, effective January 30, 2025, (ii) nominate Messrs. Ross and Chambers (the “Hill Path Designees”) for election to the Board at our 2025 annual meeting of shareholders, and (iii) use our reasonable best efforts to cause the election of the Hill Path Designees to the Board at our 2025 annual meeting of shareholders, consistent with our

Dave & Buster’s Entertainment, Inc.	18

efforts to elect other Company nominees. Concurrently with the appointment of Mr. Ross to the Board, we also agreed to appoint Mr. Ross to the Nominating and Corporate Governance Committee and Finance Committee.
Pursuant to the Letter Agreement and the A&R Cooperation Agreement, Hill Path has agreed to various standstill provisions for the duration of a restricted period (as defined in the Letter Agreement and the A&R Cooperation Agreement), including, among other things and subject to certain exceptions, that it will not, and will cause its affiliates to not (i) engage or participate in any solicitation of proxies with respect to the securities of the Company, (ii) acquire more than 20% of the outstanding securities of the Company, (iii) make or be the proponent of any shareholder proposal, (iv) seek Board representation other than as provided in the Cooperation Agreement or (v) influence third parties with respect to the voting or disposition of the securities of the Company.
Other than the Letter Agreement and the A&R Cooperation Agreement, there are no arrangements or understandings between any director and any other person pursuant to which he or she was selected as a director or nominee. There are no family relationships between or among any of our directors, director nominees or executive officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the ownership of our common stock by (i) all persons known by us to beneficially own more than 5% of our common stock, (ii) each current director, (iii) the named executive officers, and (iv) all current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 34,739,405 shares of our common stock outstanding as of April 23, 2026, unless otherwise indicated in the footnotes below. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 23, 2026 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person, but have not deemed such shares to be outstanding for the purposes of computing the percentage ownership for any other person. Unless otherwise noted, the address of each beneficial owner is c/o Dave & Buster’s Entertainment, Inc., 1221 S. Belt Line Road, #500, Coppell, Texas 75019.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned as of April 23, 2026	Percent
5% Shareholders
Hill Path Capital LP(1) 150 East 58th Street, 32nd Floor New York, NY 10155	7,119,255	20.47%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	2,084,177	5.99%
Patient Capital Management, LLC(3) One South Street, Suite 2101 Baltimore, Maryland 21202	2,201,507	6.33%
Eminence Capital, LP(4) 399 Park Avenue, 25th Floor New York, NY 10022	2,905,454	8.35%
Non-employee Directors and Director Nominees
James P. Chambers	18,083	*
Nathaniel J. Lipman	5,666	*
Charles H. Protell	—	*
Scott I. Ross (1)	5,796	*
Kevin M. Sheehan(5)	191,069	*
Atish Shah	17,439	*
Allen R. Weiss	5,738	*
Named Executive Officers(6)		*
Tarun Lal(7)	11,560	*
Darin Harper(8)	102,498	*
Antonio Bautista(9)	58,099	*
Steve Klohn(10)	23,176	*
Tony Wehner(11)	81,688	*
All Executive Officers and Directors as a Group (13 Persons)(12)	602,533	1.73%
*Less than 1%.

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(1)Based on information contained in a Form 4 dated January 27, 2026, filed on March 13, 2026. The Form 4 reported that Hill Path Capital Partners LP (“HPCP”), Hill Path Capital Partners II LP (“HPCP-II”), Hill Path Capital Co-Investment Partners LP (“HPCCP”), Hill Path D Fund LP, Hill Path G Fund LP, Hill Path J Fund LP, Hill Path Capital Partners GP LLC, Hill Path Capital Partners II GP LLC, Hill Path Investment Holdings LLC, Hill Path Investment Holdings II LLC, Hill Path Capital LP, Hill Path Holdings LLC, HP D GP LLC, HP G GP LLC, HP J GP LLC, and Scott I. Ross are collectively the “HP Reporting Persons” thereunder. The HP Reporting Persons owned and had sole voting and dispositive power over 7,119,255 shares of common stock, including 2,095,246 shares of common stock held directly by HPCP, 2,869,527 shares of common stock held directly by HPCP-II, and 53,231 shares of common stock held by HPCCP, and no shared voting or dispositive power over shares of common stock. Additionally, the shares disclosed for Hill Path Capital LP in the table above excludes 5,796 unvested RSUs granted to Mr. Ross in connection with his service as a Director.
Mr. Ross disclaims beneficial ownership of the shares beneficially owned by the Hill Path entities except to the extent of his pecuniary interest therein.
(2)Based on information contained in Schedule 13G dated March 31, 2026, filed on April 7, 2026. The Schedule 13G reported that BlackRock, Inc. owned and had sole dispositive power over 2,084,177 shares of common stock and had sole voting power over 2,053,554 shares of common stock.
(3)Based on information contained in Schedule 13G dated March 31, 2025 filed on April 30, 2025. The Schedule 13G reported that Patient Capital Management, LLC owned and had sole dispositive power over 2,201,507 shares of common stock, sole voting power over 2,201,507 shares of common stock, no shared voting or shared dispositive power over shares of common stock.
(4)Based on information contained in Schedule 13G dated March 31, 2025, filed on May 15, 2025. The Schedule 13G reported that Eminence Capital, LP, owned and had shared dispositive power over 2,905,454 shares of common stock and shared voting power over 2,581,343 shares of common stock.
(5)Shares reflected in the table include 80,564 shares owned by Mr. Sheehan and 110,505 shares held in a grantor retained annuity trust but do not include 69,025 shares owned by a family limited liability company (the “Family LLC”). Currently, Mr. Sheehan has no sole or shared voting and investment power in any of the shares in the Family LLC as an irrevocable trust is the managing member of the Family LLC. Mr. Sheehan does not have any shares issuable pursuant to outstanding stock options held that are exercisable within 60 days of April 23, 2026.
(6)Mr. Sheehan’s compensation as Interim Chief Executive Officer until July 15, 2025 qualified him as a Named Executive Officer for fiscal 2025.
(7)Mr. Lal does not have any shares issuable pursuant to outstanding stock options held that are exercisable within 60 days of April 23, 2026.
(8)Mr. Harper does not have any shares issuable pursuant to outstanding stock options held that are exercisable within 60 days of April 23, 2026.
(9)Shares reflected in the table include 4,903 shares issuable pursuant to outstanding stock options held by Mr. Bautista that are exercisable within 60 days of April 23, 2026.
(10)Mr. Klohn does not have any shares issuable pursuant to outstanding stock options held that are exercisable within 60 days of April 23, 2026.
(11)Shares reflected in the table include 12,341 shares issuable pursuant to outstanding stock options held by Mr. Wehner that are exercisable within 60 days of April 23, 2026.
(12)Shares reflected in the table include a total of 45,144 shares issuable pursuant to outstanding stock options held by our Executive Officers and Directors as a group that are exercisable within 60 days of April 23, 2026.

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EXECUTIVE OFFICERS
We are furnishing below certain biographical information about our executive officers.

Antonio Bautista	Darin Harper
Dave & Buster’s Since: 2022	Dave & Buster’s Since: 2024
Age: 61	Age: 51
Food & Beverage Experience: 33 yrs	Food & Beverage Experience: 19 yrs
Retail and late-night entertainment: 28 yrs	Entertainment Experience: 14 yrs
Entertainment (arcade based) Experience: 4 yrs
Current Position:	Current Position:
–President, International since January 2026; Chief International Development Officer from July 2022 to January 2026	–Chief Financial Officer since June 2024

Prior Business Experience:	Prior Business Experience:
–Dave & Buster's Entertainment, Inc.:
•SVP and Head of International Development (Jan 2022-July 2022)
–ALBP Global Hospitality Solutions, a consulting company supporting global hospitality companies:
•CEO (Sept 2020-Dec 2021)
–Fogo De Chao, Inc., an international chain of rodizio-style Brazilian steakhouse restaurants:
•COO (July 2019-July 2020)
–Hard Rock International:
•Various positions including SVP of cafe and retail operations and SVP of franchise development and operations (Dec 2010-June 2019)
–Gourmet Gulf LLC, a UAE-based food and beverage company:
•President and COO (2007-2010)
–Hard Rock International:
•Various positions including Director of Franchise Development and Operations and General Manager (1994-2007)

–World Choice Investments, LLC, a leading operator of large themed, family entertainment attractions:
• Chief Financial Officer (May 2023-Jun. 2024)
–Dave & Buster’s Entertainment, Inc.:
•Transitional Chief Financial Officer (Jul. 2022-Dec. 2022)
–Main Event Entertainment, Inc.:
•EVP and Chief Financial Officer (Mar. 2017-Jun. 2022)
–Ardent Leisure, then Main Event’s parent company:
•Group Chief Financial Officer (Jun. 2018-Jun. 2022)
–On the Border Mexican Grill & Cantina, a family dining concept:
•Chief Financial Officer (Aug. 2014-Mar. 2017)
•VP Finance (Oct. 2011-Aug. 2014)
–CEC Entertainment, Inc., a dining and family entertainment enterprise:
•Principal Accounting Officer (2007-2011)

Education: –BBA Accounting, Evangel University

Dave & Buster’s Entertainment, Inc.	22

Steve Klohn*	Tarun Lal
Dave & Buster’s Since: 2022	Dave & Buster’s Since: 2025
Age: 51	Age: 57
Food & Beverage Experience: 11 yrs	Food & Beverage Experience: 25 yrs
Entertainment Experience: 9 yrs

Current Position:	Current Position:
–Chief Information Officer July 2022-Sept 2024; Dec 2024 to present	–Chief Executive Officer July 2025 to present

Prior Business Experience:	Prior Business Experience:
–Legends, a food, beverage, merchandise, retail, and stadium operations corporation:
•Chief Technology Officer (Sept 2024-Dec 2024)
–Main Event Entertainment, Inc., an American chain of family entertainment centers:
•Chief Information Officer (Sept 2016-July 2022)
–Intelemedia Communications, Inc., a telecommunications service provider:
•CIO Consultant (2012-2016)
–Brinker International, Inc., an American multinational casual dining company owning Chili's Grill & Bar and Maggiano's Little Italy:
•Various positions including Chief Technology Officer (2014-2016)
–RealPage, Inc., an American multinational software company focused on property management solutions:
•SVP (2011-2014)
–J.C. Penney Corporation, Inc., a retail department store:
•Various technology related positions (2000-2011)

–Yum! Brands, a brand which includes KFC, Taco Bell, and Pizza Hut, a global leader of the chicken, Mexican-inspired food and pizza, operating over 61,000 locations:
•Managing Director KFC META, Pakistan, India, CIS (Oct 2021-Jan 2023)
•Managing Director KFC Middle East, Africa, Turkey, Pakistan (Jan 2020-Jun 2022)
•General Manager KFC Africa (Jul 2018-Dec 2019)
•Global COO, KFC (Jan 2014-Jul 2018)
–Yum! Restaurants International, a division of Yum! Brands:
•General Manager KFC India (Mar 2012-Dec 2013)
•Chief Operating Officer & General Manager Sri Lanka & Bangladesh (Jul 2010-Mar 2012)
•Chief Operating Officer KFC & Pizza Hut India (Sept 2007-Jun 2010)
•Director of Operations (Mar 2006-Aug 2007)

Education: –BAAS, Public Affairs and Community Service, Univ. of North Texas *Mr. Klohn has resigned from the Company, effective June 7, 2026.	Education: –EDP, General Management, The Wharton School –BCOM, Commerce, Accountancy, Shri Ram College of Commerce

Les Lehner
Dave & Buster’s Since: 2022
Age: 54
Food & Beverage Experience: 26 yrs
Entertainment Experience: 21 yrs

Current Position:
–Chief Development and Procurement Officer since July 2025; previously Chief Procurement Officer and Head of Main Event Development from July 2022 to July 2025

Prior Business Experience:
–Main Event Entertainment, Inc.:
• EVP, Chief Development and Procurement Officer (Apr 2018-July 2022)
–Red Robin Gourmet Burgers, Inc., an American casual dining chain:
• SVP, Chief Development and Procurement Officer (2015-2018)
–CEC Entertainment, Inc., a dining and family entertainment enterprise:
•Various positions, including SVP, Development and Procurement (2000-2015)

Education: –BAA Finance, Angelo State University –MBA Finance, University of North Texas

Dave & Buster’s Entertainment, Inc.	23

Rodolfo Rodriguez, Jr.	Tony Wehner
Dave & Buster's Since: 2025	Dave & Buster’s Since: 2022
Age: 59	Age: 58
Food & Beverage Experience: 10 yrs	Food & Beverage Experience: 29 yrs
Entertainment Experience: 10 yrs	Entertainment Experience: 6 yrs

Current Position:	Current Position:
– Chief Legal Officer and Corporate Secretary since January 2025	–President, Main Event since January 2026; previously Chief Operating Officer from July 2022 to January 2026

Prior Business Experience:	Prior Business Experience:
–CEC Entertainment, LLC / CEC Entertainment, Inc., a restaurant and family entertainment enterprise:
• EVP, Chief Legal & Human Resources Officer (Mar 2018-Dec 2023)
• SVP, General Counsel (Nov 2014-Mar 2018)
– JC Penney Corporation, Inc., a retail department store:
• Senior Counsel (Oct 2012-Nov 2014)
– Gruber Hurst Johansen Hail Shank, LLP, a Dallas, TX law firm:
• Partner (2006-2012)
– Godwin Pappas, Langley & Ronquillo LLP / Godwin Gruber, LLP, a Dallas, TX law firm:
• Partner (2004-2006)
• Participating Associate (2003-2004)
– American Eagle Airlines, Inc., a regional airline:
• VP, General Counsel (2000-2003)
– American Airlines, Inc., an international airline:
• Attorney-Litigation (1997-2000)
− Locke Purnell Rain Harrell, PC, a Dallas, TX law firm:
• Associate (1991-1997)

–Main Event Entertainment, Inc.:
•Chief Operating Officer (Jan 2021-July 2022)
–BigShots Golf, a golf-oriented entertainment brand:
•Chief Executive Officer (Jan 2020-Jan 2021)
–Bar Louie, an American gastropub chain:
•Chief Operations Officer (2017-Jan 2020)
–Logan's Roadhouse, an American steakhouse restaurant chain:
•SVP Operations (2016-2017)
–On The Border Mexican Grill & Cantina:
•Various operations positions including SVP of Operations (2010-2015)
–Brinker International, Inc.:
•Various operations positions for Chili's Grill & Bar and On The Border Mexican Grill & Cantina brand (1997-2010)

Education: –B.A. Political Science, Texas A&M University –J.D., Harvard Law School

Dave & Buster’s Entertainment, Inc.	24

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis	Executive Compensation Quick Navigation
This section describes our compensation program for our named executive officers (“NEOs”) for fiscal 2025. The discussion focuses on our compensation programs and compensation-related decisions for fiscal 2025 and addresses why we believe our compensation program supports our business strategy and operational plans. For fiscal 2025, our NEOs were:
•Tarun Lal — Chief Executive Officer(1)
•Kevin M. Sheehan — Former Interim Chief Executive Officer(2)
•Darin Harper — Chief Financial Officer
•Antonio Bautista — President, International(3)
•Steve Klohn — Chief Information Officer(4)
•Tony Wehner — President, Main Event(5)
(1) Mr. Lal was appointed to serve as the Company's Chief Executive Officer effective July 14, 2025.
(2) Mr. Sheehan resigned from his position as Interim Chief Executive Officer effective July 15, 2025.
(3) Mr. Bautista’s title was changed from Chief International Development Officer to President, International on January 1, 2026.
(4) Mr. Klohn resigned from his position as Chief Information Officer effective June 7, 2026.
(5) Mr. Wehner was appointed President, Main Event effective January 1, 2026. From July 2022 to December 31, 2025, Mr. Wehner’s title was Chief Operating Officer of the Company.
	•Compensation Discussion and Analysis	P. 25
	•Compensation Practices	P. 27
	• Elements of Compensation	P. 30
	•Stock Ownership Guidelines	P. 36
	•2025 Summary Compensation Table	P. 38
	•Pay vs. Performance Disclosure	P. 44
	•Employment Agreements and Other Arrangements	P. 48
	•Potential Payments Upon Termination or Change-in-Control	P. 48
Business, Strategy and Performance Highlights for Fiscal 2025
Please see the highlights for fiscal 2025 set forth on page 4 of the Summary section of this Proxy Statement. We note that Adjusted EBITDA is a non-GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, financial results prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Appendix A - Supplemental Financial Information” for more information about these non-GAAP financial measures and for a reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures.
In July 2025, Tarun Lal was appointed as Chief Executive Officer of the Company. Since joining the Company, Mr. Lal has focused on a back‑to‑basics strategy designed to stabilize performance and position the business for sustained long‑term improvement.
Under Mr. Lal’s leadership, management has emphasized financial discipline, with a focus on growing same‑store sales, generating meaningful free cash flow, and maintaining strict spending discipline on capital investments, including new stores and remodels. Marketing is being rebuilt to improve relevance and reach through a more disciplined, data‑driven approach, leveraging culturally relevant promotions, loyalty programs, and major events to drive brand awareness and guest traffic.
We are also revitalizing our entertainment offerings, with a strong pipeline of new games and attractions intended to enhance the guest experience and drive repeat visits. Operational execution and culture are central to the turnaround, with investments in training, service standards, employee incentives, and a unified company culture to deliver consistently excellent guest experiences across the system.
Executive Summary
Fiscal 2025 was a year of transition for Dave & Buster’s, marked by a challenging operating environment and a significant leadership change with the appointment of our new Chief Executive Officer. Against this backdrop, the Compensation Committee remained focused on reinforcing pay‑for‑performance principles, supporting leadership continuity, and aligning executive compensation with both near‑term execution priorities and long‑term stockholder value creation.

Dave & Buster’s Entertainment, Inc.	25

During fiscal 2025, we experienced pressure on key financial performance metrics, including Comparable Store Sales Growth, Total Revenue and Incentive Adjusted EBITDA, which directly impacted payouts under our annual incentive plan. Consistent with our compensation philosophy, no payouts were earned with respect to the Company performance components of the annual incentive plan.
Mr. Lal joined the Company as Chief Executive Officer at a critical point in the Company’s evolution. The Compensation Committee structured Mr. Lal’s compensation to clearly differentiate between (i) market‑competitive ongoing compensation elements applicable to all executive officers and (ii) one‑time inducement and long‑term incentive awards designed to attract a proven leader, support leadership transition, and drive multi‑year value creation for shareholders. These inducement awards were heavily weighted toward equity, subject to multi‑year vesting and performance conditions, and were intended to align Mr. Lal’s long‑term interests with those of our shareholders.
The Compensation Committee believes the compensation decisions made during fiscal 2025 appropriately balance accountability for short‑term performance with the need to recruit, retain and motivate leadership capable of executing our long‑term strategy.

CEO Pay at a Glance - Tarun Lal

Component	Description
Role Start Date	Appointed Chief Executive Officer effective July 14, 2025.
Business Context	Leadership transition during a challenging operating environment with pressure on comparable store sales and profitability.
Annual Cash Incentive	No bonus paid for fiscal 2025. Mr. Lal did not meet the specific eligibility conditions established by the Compensation Committee for his partial-year service.
Base Salary	$800,000 annualized; received on a prorated basis for fiscal 2025.
One-Time Inducement Equity Awards	Significant equity awards granted upon hire as a material inducement to join the Company and lead a multi-year turnaround.
Nature of Inducement Awards	Not tied to fiscal 2025 results; designed to promote leadership continuity and long-term shareholder value creation.
Vesting Conditions	Subject to multi-year service requirements and, in several cases, performance-based vesting tied to sustained improvements in same-store sales, Adjusted EBITDA growth and stock price performance.
Pay-for-Performance Alignment	A substantial portion of Mr. Lal’s reported fiscal 2025 compensation is at risk and may never be realized if long-term performance goals are not achieved.
As summarized in the table above, Mr. Lal’s compensation for fiscal 2025 reflects both his partial‑year service following his appointment as Chief Executive Officer in July 2025 and significant one‑time inducement equity awards granted in connection with his appointment.
The Compensation Committee structured Mr. Lal’s compensation to clearly distinguish between (i) ongoing, market‑competitive compensation elements applicable to all executive officers and (ii) one‑time inducement and long‑term incentive awards intended to support leadership transition and align Mr. Lal’s interests with sustained shareholder value creation. Inducement awards were not intended to compensate Mr. Lal for fiscal 2025 performance and instead are subject to multi‑year service and performance‑based vesting conditions. The Compensation Committee evaluated Mr. Lal’s compensation on the basis of target equity values approved at the time of grant, rather than accounting values reflected in the Summary Compensation Table.
Consistent with our pay for performance approach, Mr. Lal did not receive any annual bonus for fiscal 2025. As described below under “Executive Incentive Plan,” the Compensation Committee established specific eligibility conditions applicable to Mr. Lal for his partial‑year service, which were not achieved.
The Compensation Committee believes this compensation structure appropriately balances accountability for annual performance with the need to recruit, retain and motivate a Chief Executive Officer capable of executing our long-term strategy in a challenging operating environment.
Important Note on Reported Compensation
The compensation reported for Mr. Lal in the Summary Compensation Table for fiscal 2025 includes the grant-date fair value of equity awards made in connection with Mr. Lal’s appointment. These awards are subject to future vesting and performance conditions and do not represent compensation earned for fiscal 2025 performance.

Dave & Buster’s Entertainment, Inc.	26

Compensation Philosophy and Overall Objectives of Executive Compensation Programs
Our executive compensation philosophy is based upon three core values: pay for performance, market-competitive pay and sustained shareholder value creation.
Pay for Performance—This is intended to align the interests of executive officers with the interests of our shareholders. Compensation is tied directly to delivering both annual and long-term value creation to our shareholders. Annual incentives focus on efficient and productive operation of the business, while long-term incentives focus on value creation of the enterprise. In addition, we put greater emphasis on the longer-term aspects of the compensation package to help ensure that all actions of management contribute to multi-year value creation.
Market-Competitive Pay—In setting compensation for our executive officers, including our NEOs, the Compensation Committee considers competitive compensation data from an annual total compensation study of a selected peer group of restaurant and entertainment companies of comparable size and business models as well as other relevant survey sources. These sources inform the Compensation Committee’s decisions about overall compensation opportunities and specific compensation elements. Additionally, the Compensation Committee uses multiple reference points when establishing targeted compensation levels, including input from an independent compensation consultant. The Compensation Committee applies judgment and discretion in establishing targeted pay levels, considering not only competitive market data, but also other factors such as company, business unit, and individual performance; scope of responsibility; critical needs and skill sets; experience; leadership potential; and succession planning. Consistent with our pay for performance core values, compensation above target levels is achieved through above-target performance against our annual and long-term incentive goals.
Sustained Shareholder Value Creation—All of our compensation plans are designed to increase the value we deliver to our shareholders through the selection of proper business performance metrics, the leverage built into the plans for performance achievement and the proper governance of the plans throughout the year by our Compensation Committee. We believe that profitable growth of our enterprise is primary while simultaneously reinforcing an ethical and performance-based culture. Our Compensation Committee approves all goals and awards in advance and monitors progress on their achievement throughout the year. Pursuant to the long-term incentive program implemented pursuant to the 2025 Omnibus Incentive Plan (the “2025 Plan”), we use a series of vehicles that are intended to reinforce this commitment to sustained shareholder value creation. Currently, these vehicles are stock options, RSUs and performance-based restricted stock units (“PSUs”). The Compensation Committee determines annually the appropriate use and weighting of each vehicle.
Through this combination of vehicles and the design of our programs, we strive to achieve continuous improvement, growth and profitability, while effectively managing any undue risk elements.
Our compensation philosophy guides us in our annual review of compensation and the assessment of the right pay for performance relationship. It also ensures that when strong performance is achieved, that performance is appropriately rewarded. Our Compensation Committee annually reviews this philosophy and our compensation plans to ensure they are continuing to meet their stated goals and objectives. If they are not, changes are made to reestablish the right alignment.
In sum, this philosophy is intended to ensure that shareholders see a return on their investment in our Company and that we are getting the right return on our leadership compensation investment.
Compensation Practices
The following list summarizes executive compensation practices that we have to drive performance as well as executive compensation practices that we avoid because we do not believe they serve the long-term interests of our shareholders. The Company maintains an established shareholder outreach process through regular engagement meetings, feedback collection, and ongoing communication with investors to inform governance and strategic decision-making.

Dave & Buster’s Entertainment, Inc.	27

What We Do

✓Set stock ownership guidelines for executives and directors
✓Review tally sheets for executives
✓Disclose performance goals for incentive payments
✓Set maximum payout caps on our annual and long- term incentives
✓Limit perquisites and other benefits, and do not include income tax gross-ups (except for relocation expenses)
✓Subject all variable pay to a compensation recovery clawback policy
✓Have double-trigger change of control agreements
✓Independent Compensation Committee advised by an independent compensation consultant
✓Enforce strict insider trading policies and black-out periods for executives and directors

What We Do Not Do
xNo hedging or pledging of our stock by executives or directors
xNo dividends or dividend equivalents paid on unearned awards
xNo excise tax gross-ups to any executive
xNo repricing or cash buyout of underwater stock options
xNo excessive perquisites
x No incentives that encourage risk-taking

Shareholder Say-on-Pay Vote for 2025 and Compensation Actions Taken
Our investors supported these pay actions, with more than 98% of the votes cast voting in support of the compensation paid to our named executive officers at our 2025 annual meeting of shareholders. The positive result of this vote is one of the many factors our Compensation Committee considers in evaluating our executive compensation program.
Procedures for Determining Compensation
By a delegation of authority from the Board of Directors, our Compensation Committee has the overall responsibility for designing and evaluating the salaries, incentive plan compensation, policies and programs for our executive officers, including the NEOs. The Compensation Committee relies on input from an independent compensation consultant and the experience of members of the Compensation Committee to guide its compensation decisions, including compensation decisions for our NEOs. In addition, the Compensation Committee relies on input from our Chief Executive Officer regarding an executive officer’s individual performance (other than himself) and an analysis of our corporate performance. Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee.
The Compensation Committee has retained FW Cook as its independent compensation consultant to assist the committee in determining whether the company’s executive compensation program is reasonable and consistent with competitive practices. FW Cook provides advice and counsel on executive and director compensation matters and provides information and advice regarding market trends, competitive compensation programs and strategies. FW Cook did not provide any services to the company other than advising the Compensation Committee on executive officer and director compensation during 2025. In addition, the Compensation Committee annually evaluates whether any work provided by FW Cook may present a conflict of interest and determined that there was no conflict of interest for 2025.
The compensation of our executive officers typically consists primarily of four major components:
•base salary;
•annual incentive awards;
•long-term incentive awards; and
•other benefits.
Each of these components is discussed in detail in Elements of Compensation below.
When making compensation decisions, the Compensation Committee considers, among other things:
•the Company’s short- and long-term performance relative to financial and strategic targets;
•the executive officer’s prior experience and sustained individual performance;

Dave & Buster’s Entertainment, Inc.	28

•the significance of the executive officer’s contributions to the ongoing success of the Company;
•the scope of the executive officer’s responsibilities;
•the future value the executive officer is expected to bring to the Company; and
•the results of benchmarking studies, which illustrate the value of the executive officer’s total compensation package relative to others in the industries with which we compete for talent.
While the Compensation Committee does not establish compensation levels solely based on a review of benchmarking studies or benchmark to any particular level, it believes such data is a useful tool in its deliberations and setting of competitive compensation policies. Annually, the Compensation Committee engages a compensation consulting firm to conduct a benchmarking study of executive compensation programs and non-employee board members, provide analysis and advice regarding plan design for short- and long-term incentive plans, and provide analysis and advice concerning trends and regulatory developments in executive compensation. In fiscal 2025, the Company’s independent compensation consultant, FW Cook, evaluated our market competitiveness against (a) a custom peer group and (b) a robust industry-specific survey of restaurant and hospitality companies. The peer group against which we compared ourselves includes (i) casual dining restaurants that offer an “experience”; (ii) casual dining concepts with which we compete for leadership talent; (iii) companies that focus on entertainment, including casino and gaming companies; (iv) hotels, resorts and cruise lines; and (v) leisure facilities. At the time of comparison, the peer group companies in aggregate had a restaurant/entertainment mix similar to our income mix:(1)

Bally’s Entertainment	The Cheesecake Factory Incorporated	Red Rock Resorts, Inc.
BJ’s Restaurants, Inc.	Churchill Downs Incorporated	Six Flags Entertainment Corp.(1)
Bloomin’ Brands, Inc.	Cinemark Holdings, Inc.	Texas Roadhouse, Inc.
Lucky Strike Entertainment Corp.	Cracker Barrel Old Country Store, Inc.	Callaway Golf Company
Brinker International, Inc.	Dine Brands Global, Inc.	United Parks & Resorts, Inc.
	Golden Entertainment, Inc.	Vail Resorts, Inc.
(1) Cedar Fair, L.P. merged with Six Flags in July 2024 and now operates under the name “Six Flags Entertainment Corporation.”
Pay for Performance Alignment
Typically, we work to leverage our executive compensation structure to drive outstanding Company performance and provide appropriate rewards for sustained, strong individual performance. A significant portion of each executive officer’s pay is at-risk and awarded in the form of cash- and stock-based short- and long-term incentive grants. These incentive grants, which are discussed below and were granted under the 2025 Plan, are intended to link each executive officer’s annual compensation to the achievement of short- and long- term financial and strategic goals. As such, executive officers, including the NEOs, face a risk of forfeiture or a reduced payout if the Company fails to meet its financial and strategic objectives. Under each incentive plan, target compensation is only earned if the designated financial and strategic objectives are met. Each incentive plan offers above-target payouts for outstanding performance; alternatively, no incentive will be earned if a threshold level of performance is not achieved. Further, the Compensation Committee aims to link any adjustments to an executive officer’s base salary to his or her individual performance.
In evaluating whether our executive compensation programs appropriately link each executive officer’s compensation to Company performance, the Compensation Committee reviews and evaluates the achievements of the Company during the applicable fiscal year.
Our fiscal 2025 compensation packages for our CEOs and other NEOs were heavily weighted towards variable compensation. In doing so, we continued our focus on compensation for our CEOs and NEOs tied to variable, long-term compensation and strengthening the alignment between compensation and our shareholders’ long-term interests. Long-term incentives constituted the largest portion of the target total compensation opportunity for our CEOs and other NEOs. The graphs below show the fiscal 2025 target pay mix for our CEOs and the average of the other NEOs based on annual base salary, annual short-term cash incentives at target and the economic value (at the time of grant) of RSUs, PSUs and stock options granted during the year.

Dave & Buster’s Entertainment, Inc.	29

Elements of Compensation
Base Salary
A portion of each executive officer’s total compensation is in the form of base salary. This is a fixed cash amount, expressed as an annualized salary. The salary component is designed to provide our executive officers with consistent income and to attract and retain talented and experienced executives capable of managing our operations and strategic growth. In alignment with our compensation philosophy, the Compensation Committee believes having base salary levels that position us appropriately relative to the market and reflect the performance and level of responsibility of each executive officer is key to providing a competitive total compensation package. Annually, the performance of each executive officer, including the NEOs, is reviewed by the Compensation Committee using information and evaluations provided by the Chief Executive Officer, taking into account our operating and financial results for the year, an assessment of the contribution of each executive officer to such results, the achievement of our strategic growth and any changes in the role and responsibility of an executive officer. In addition, the Compensation Committee considers the results of the benchmarking study and the market competitiveness of each NEO’s base salary to determine appropriate merit- and market-based increases to each executive’s base salary. As noted in the chart below, the NEOs did not receive any increase to base salary in fiscal 2025 from fiscal 2024.

Name	Base (Fiscal 2025)	Base (Fiscal 2024)	Percentage Change
Tarun Lal(1)	$800,000	N/A	N/A
Kevin M. Sheehan(2)	$850,000	$850,000	—%
Darin Harper	$475,000	$475,000	—%
Antonio Bautista	$427,000	$427,000	—%
Steve Klohn	$400,000	$400,000	—%
Tony Wehner	$450,000	$450,000	—%
(1)Mr. Lal was appointed to serve as the Company’s Chief Executive Officer effective July 14, 2025 and, therefore, only received a prorated portion of his base salary in fiscal 2025.
(2)Mr. Sheehan resigned from his position as Interim Chief Executive Officer effective July 15, 2025 and did not receive a bonus for fiscal 2025. Prior and subsequent to his service as Interim Chief Executive Officer, Mr. Sheehan was compensated as a non-employee director. See Director Compensation and 2025 Summary Compensation Table elsewhere in this Proxy Statement for additional information.

Executive Incentive Plan (Annual Incentive Plan)
The Executive Incentive Plan administered under the 2025 Plan was designed to recognize and reward our employees for contributing towards the achievement of our annual business plan. The Compensation Committee believes the Executive Incentive Plan provides a valuable short-term incentive program that will deliver a short-term bonus opportunity for key employees, including the NEOs (other than Mr. Lal), upon achievement of targeted operating results, as determined by the Compensation Committee and the Board of

Dave & Buster’s Entertainment, Inc.	30

Directors. The Executive Incentive Plan also supports our efforts to integrate our compensation philosophies with our annual business objectives and focus our executive officers on the fulfillment of those objectives.
In considering and approving the design of the Executive Incentive Plan, the Compensation Committee reviews target bonus percentages for each executive officer, including the NEOs, and considers the value of the incentive award relative to the individual’s total compensation package, the value of the incentive award and total compensation package relative to benchmark data, and the degree to which the individual can influence the Company’s achievement of its short-term financial and strategic objectives. The Compensation Committee also reviews annually the financial and strategic objectives that will comprise the components of the Executive Incentive Plan, the target for each component, and the payout percentages at threshold, target, and maximum performance for each component. The Compensation Committee considers input from FW Cook, the results of benchmarking data, and analysis from our Chief Executive Officer to determine the appropriateness of the target bonus percentages for each executive officer (including the NEOs), the components of the Executive Incentive Plan, the targets for each component, and the payout percentages at each level of performance.
Under each participating executive officer’s employment agreement and the Executive Incentive Plan, the target bonus opportunity is expressed as a percentage of annualized base salary as of the end of the performance period, and prorated according to the percentage of the performance period the executive officer is employed by the Company. Target levels are established based upon a review of market practices and aligned to the Company’s compensation philosophy. Bonuses above or below the target level may be paid subject to a prescribed maximum or minimum. Bonus attainment is calculated separately for each component of the Executive Incentive Plan. In the event a minimum threshold level of performance is not achieved, no bonuses will be payable under the Executive Incentive Plan. If performance falls between threshold and target or target and maximum, the bonus payout will be determined on an interpolated basis. The threshold, target, and maximum percentages for each of the NEOs for fiscal 2025 under the Executive Incentive Plan are outlined in the table below (based on participation for the full year).

Name	% of Salary at Threshold	% of Salary at Target	% of Salary at Maximum
Tarun Lal	50.0%	100.0%	200.0%
Kevin M. Sheehan	50.0%	100.0%	200.0%
Darin Harper	40.0%	80.0%	160.0%
Antonio Bautista	30.0%	60.0%	120.0%
Steve Klohn	30.0%	60.0%	120.0%
Tony Wehner	40.0%	80.0%	160.0%
Under the Executive Incentive Plan for fiscal 2025, (i) 50% of each participating executive officer’s bonus opportunity was based on the Company’s performance relative to targeted Incentive Adjusted EBITDA (calculated as net income, plus interest expense (net), loss on debt refinancing, provision for (benefit from) income taxes, depreciation and amortization expense, share-based compensation, transaction and integration costs, system implementation costs, (gain) loss on property and equipment transactions and impairments, and other costs, net and pre-opening expenses); (ii) 10% of each participating executive officer's bonus opportunity was based on the Company’s performance relative to targeted Total Revenue; (iii) 20% of each executive officer's bonus opportunity was based on the Company's performance relative to targeted Comparable Store Sales Growth; and (iv) 20% of each participating executive officer’s bonus opportunity was based on the individual officer’s performance.

Fiscal 2025 Performance Targets
	Performance			Bonus as % of Target
Component	Threshold	Target	Maximum	Threshold	Target	Maximum
Incentive Adjusted EBITDA(1)	$526.2	$565.0	$621.5	50%	100%	200%
Total Revenue(1)	$2,205.0	$2,324.0	$2,444.0	50%	100%	200%
Comparable Store Sales Growth	1.1%	3.3%	4.8%	50%	100%	200%
(1)Dollar amounts are represented in millions.
Given Mr. Lal’s July 2025 appointment date, the Compensation Committee established specific eligibility conditions for any annual bonus opportunity for Mr. Lal with respect to fiscal 2025. His bonus eligibility was

Dave & Buster’s Entertainment, Inc.	31

subject to two conditions: the achievement of positive same store sales during the fourth fiscal quarter of fiscal 2025 and Mr. Lal’s successful assembly of an executive management team satisfactory to the Board.
At the close of the performance period and following the audit and reporting of financial results for fiscal 2025, the Compensation Committee determined that the target Company performance components of the Executive Incentive Plan had not been met, as set forth in the first table below. As a result, no bonus was paid to any NEO for fiscal 2025 under the Executive Incentive Plan. Likewise, Mr. Lal did not receive any bonus for fiscal 2025, as the Compensation Committee determined that the eligibility conditions applicable to him, described above, were not achieved.

Fiscal 2025 Full-Year Results	Target	Actual	% of Target	Payout %
Incentive Adjusted EBITDA(1)	$565.0	$455.6	80.6%	0.0%
Total Revenue(1)	$2,324.0	$2,102.8	90.5%	0.0%
Comparable Store Sales Growth (decline)	3.3%	(5.0)%	0.0%	0.0%
(1) Dollar amounts are represented in millions.

Name	Target Bonus	Bonus Paid (2)	% of Target
Tarun Lal	$451,507	$—	—%
Kevin M. Sheehan(1)	$370,274	$—	—%
Darin Harper	$380,000	$—	—%
Antonio Bautista	$256,200	$—	—%
Steve Klohn	$240,000	$—	—%
Tony Wehner	$360,000	$—	—%
(1) Mr. Sheehan resigned as Interim Chief Executive Officer effective July 15, 2025 and did not receive a bonus.
Long-Term Incentive Awards
The Compensation Committee believes that it is essential to align the interests of our executive officers, including the NEOs, and other key management personnel responsible for our growth with the interests of our shareholders. The Compensation Committee has also identified the need to retain tenured, high performing executives. The Compensation Committee believes that these objectives are accomplished through the provision of cash- and stock-based incentives that align the interests of management personnel with the long-term objectives of enhancing our value, as set forth in the 2025 Plan.
Annually, the Compensation Committee determines whether to grant long-term cash- and/or stock-based incentives to our executive officers, including the NEOs, and other key management personnel. In determining whether to grant long-term incentive awards, the Compensation Committee considers Company performance, individual performance, the significance of the individual's contributions to the ongoing success of the Company, the valuation of the grants relative to the individual’s total compensation, value creation, and the recommendations of our Chief Executive Officer. In addition, the Compensation Committee considers the benchmarking data and additional analysis provided by its compensation consultant in determining appropriate grant levels for our executive officers, including the NEOs. Annual equity awards have historically been granted to our executive officers in April of the applicable year. In fiscal 2025, following stockholder approval of the 2025 Omnibus Incentive Plan, annual equity awards were granted in June 2025. In October 2025, the Compensation Committee approved additional one-time equity grants and, in connection therewith, cancelled and regranted certain previously outstanding PSU awards to better align performance metrics with the Company’s updated strategic priorities following the appointment of a new Chief Executive Officer.
For fiscal 2025, the Compensation Committee approved the 2025 long-term incentive program pursuant to the 2025 Plan. The 2025 long-term incentive program applied to all of our NEOs other than Mr. Sheehan, whose compensation as Interim Chief Executive Officer is detailed in his letter agreement with the Company dated December 9, 2024 and discussed under Employment Agreements and Other Arrangements and Grants of Plan Based Awards in Fiscal 2025 below. Awards under the 2025 long-term incentive program included a mix of RSUs, two forms of PSUs with different vesting requirements, service-based non-qualified stock options, and performance-based stock options. The RSUs, which comprised 33% of each applicable NEO’s award, vest in equal installments over a three-year period. The service-based stock options and performance-based stock

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options together comprised 33% of each applicable NEO’s award. The performance-based stock options vest on achievement of certain performance thresholds during the performance period. The two types of PSUs, which together comprised 33% of each applicable NEO’s award, vest after a defined performance period, subject to achieving performance thresholds during the period; specifically, (i) targeted same store sales growth for four consecutive quarters, or (ii) targeted growth of Adjusted EBITDA and Same Store Sales. The actual number of PSUs earned will be determined at the end of the three-year performance period. If performance falls between threshold and target or target and maximum, the number of PSUs that vest will be determined on an interpolated basis. The Compensation Committee believes that the mix of one-third each of RSUs, PSUs and stock options appropriately balances retention, mid-term performance and long-term shareholder return objectives while motivating and rewarding executive officers and other key employees who deliver mid- and long-term financial success.

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The following table summarizes the aggregate target long-term incentive values approved by the Compensation Committee for fiscal 2025 for each named executive officer other than Messrs. Lal and Sheehan. These values reflect the Committee’s holistic view of intended long-term compensation opportunity and exclude awards that were cancelled and replaced during the year.

Named Executive Officer	Total Target Equity Value
Darin Harper	$1,500,000.00
Antonio Bautista	$1,000,000.00
Steve Klohn	$1,000,000.00
Tony Wehner	$1,000,000.00

These target values are intended to provide transparency into the Compensation Committee’s decision-making process and to avoid any implication of duplication arising from the cancellation and regrant of equity awards in October 2025.
One-time Grants and Adjustments to Certain PSUs
On October 7, 2025, a one-time grant of certain equity awards (the “One-Time Grants”) was made to Messrs. Harper, Bautista, Klohn and Wehner (the “Covered Grantees”) pursuant to the 2025 Plan. The primary goal of the One-Time Grants was to better align our NEOs’ performance metrics with those established by the Compensation Committee when Mr. Lal was appointed as our Chief Executive Officer. As a condition to receiving the One-Time Grants, each of the Covered Grantees agreed to the cancellation of certain PSU awards that were previously granted to the Covered Grantees at the time of their appointment (the “Cancelled PSUs”), which were based on performance metrics established in consultation with our previous Chief Executive Officer that the Compensation Committee believes are no longer aligned with our long-term strategy. The One-Time Grants were subject to the following terms and conditions, certain of which are based on the equity grants made to Mr. Lal, the Company’s Chief Executive Officer, on July 15, 2025 (the “CEO Grants”):
•RSUs: A grant of 22,026 RSUs for Mr. Harper and 11,013 RSUs for each of Messrs. Bautista, Klohn and Wehner. These RSUs will vest in three equal installments on July 14, 2026, July 14, 2027 and July 14, 2028, with each such grant being subject to the Covered Grantee’s continued employment through the applicable vesting date.
•Time-Based Stock Options: A grant of 22,026 stock options for Mr. Harper and a grant of 11,013 stock options for each of Messrs. Bautista, Klohn and Wehner, with an exercise price equal to $22.70 (the “Grant Price”). These options will vest in three equal installments on July 14, 2026, July 14, 2027 and July 14, 2028, with the vesting dates aligning with the time-based stock options granted pursuant to the CEO Grants, with each such grant being subject to the Covered Grantee’s continued employment through the applicable vesting date.
•PSUs: Two separate PSU grants that will be earned based on achieving specified performance targets. One grant, consisting of 11,013 PSUs for each of the Covered Grantees (“Single Goal PSUs”), will become earned 100% upon achievement of at least 3% positive same store sales growth for four consecutive quarters over a specified performance period that ends on February 1, 2028 (the “Performance Period”). Once earned, the Single Goal PSUs will time vest in equal annual installments over a two-year period. The other grant, consisting of 11,013 PSUs for each of the Covered Grantees (the “Multiple Goal PSUs”), will become earned based, in part, on the achievement of the following performance conditions over the Performance Period: (i) 2027 Adjusted EBITDA (as such term is defined in the Company’s financial statements) of between $600 million and $675 million and (ii) average same store sales growth of between 3% and 5%. Under this award, the number of Multiple Goal PSUs earned, based on the achievement of Adjusted EBITDA and same store sales growth, will be further increased or reduced based on the percentile rank of the Company’s total shareholder return (“TSR”) relative to the companies on the S&P 1500 Hotels, Restaurants and Leisure Index.
•Stock Price-Based Options: Two additional stock option grants for Messrs. Harper, Bautista, Klohn and Wehner which will become earned if the Company’s stock price reaches specified multiples of the exercise price of the stock options granted pursuant to the CEO Grants (the “CEO Strike Price”) by February 1, 2028. One grant, consisting of 60,327 stock options for Mr. Harper and 41,794 for each of Messrs. Bautista, Klohn and Wehner, and with an exercise price equal to the Grant Price, will become earned in full on the first date (the “2X Attainment Date”) occurring before February 1, 2028 on which

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the 60-day trailing VWAP of the Company’s common stock is equal to or greater than $64.12. After the 2X Attainment Date, the shares underlying these stock options will vest and become exercisable on either the first or the second anniversary of the 2X Attainment Date depending on the Company’s 60-day trailing VWAP on the first anniversary of the 2X Attainment Date and subject to certain terms and conditions specified in the applicable award agreement. The other grant, consisting of 47,934 stock options for Mr. Harper and a grant of 28,271 for each Messrs. Bautista, Klohn and Wehner, with an exercise price equal to $34.05, will become earned in full on the first date (the “3X Attainment Date”) occurring before February 1, 2028 on which the 60-day trailing VWAP of the Company’s common stock is equal to or greater than $96.18. After the 3X Attainment Date, the shares underlying these stock options will vest and become exercisable on either the first or the second anniversary of the 3X Attainment Date depending on the Company’s 60-day trailing VWAP on the first anniversary of the 3X Attainment Date and subject to certain terms and conditions specified in the applicable award agreement.
The performance criteria and payout percentages for the PSUs described above are as follows:

	Single Goal PSUs - Comparable Store Sales
	Comparable Store Sales % Increase	Payout as a Percentage of Target
Below Target	Below 3.0%	0%
Target	3.0%	100%

	Multiple Goal PSUs - Adjusted EBITDA and Comparable Store Sales
	Adjusted EBITDA Performance	Comparable Store Sales % Increase	Payout as a Percentage of Target (1)(2)
Below Threshold	Below $600 million	Below 3.0%	0%
Threshold	$600 million	3.0%	50%
Maximum	$675 million	5.0%	100%
(1)Straight-line interpolation shall apply between performance levels, it being understood that Adjusted EBITDA and Comparable Store Sales growth will be equally weighted for such purposes.
(2)If the Company’s TSR is equal to or greater than the 75th percentile of a peer group specified in the award agreement, the payout as a percentage of target will be multiplied by 125%. If the Company’s TSR is less than the 25th percentile of that peer group, the payout as a percentage of target will be multiplied by 75%. If the Company’s TSR is less than the 75th percentile of that peer group and equal to or greater than the 25th percentile of that peer group, the payout as a percentage of target will be multiplied by 100%.
Equity Grant Practices
While we do not have a formal policy regarding the timing of equity awards in relation to our disclosure of material nonpublic information, as a practice, we do not time the granting of equity awards with any favorable or unfavorable news released by the Company. Our Compensation Committee has generally approved annual equity awards in the first quarter of the new fiscal year, which allows the Committee to review and consider the Company’s financial results from the prior fiscal year when making grants. Other than grants made in connection with hiring, promotions and retention, equity awards are generally granted to NEOs at the same time that equity awards are granted to all other employees who are eligible for such awards. Proximity of any awards to an earnings announcement or other market events is coincidental. In the event material nonpublic information were to become known to the Compensation Committee before the grant of an equity award, the Compensation Committee would consider the information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety.
Other Benefits
Retirement Benefits. Our employees, including our NEOs, are eligible to participate in the Company's 401(k) retirement plan on the same basis as other employees. However, tax regulations impose a limit on the amount of compensation that may be deferred for purposes of retirement savings. As a result, we established the Select Executive Retirement Plan (the “SERP”). See 2025 Nonqualified Deferred Compensation for a discussion of the SERP.
Other Benefits. The Company eliminated cash perquisite allowances to its NEOs in fiscal 2022. We offer our NEOs and other executives an annual physical. See the 2025 Summary Compensation Table below.

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Severance Benefits. We have entered into employment agreements with certain of our NEOs. These agreements provide such NEOs with certain severance benefits in the event of involuntary termination or adverse job changes and are key to attracting and retaining key executives. See Employment Agreements and Other Arrangements below.
Deductibility of Executive Compensation
We consider objectives such as attracting, retaining and motivating leaders when we design our executive compensation programs. U.S. tax reform, which became effective in 2017, expanded the types of compensation included in determining tax deduction limits. Consequently, tax deductibility will continue to have a lessened impact on our program design for our NEOs. For federal income taxes, compensation is an expense that is fully tax-deductible for almost all our other U.S. employees.
CEO Pay Ratio
The Compensation Committee reviewed a comparison of our Chief Executive Officer’s annual total compensation in fiscal 2025 to that of all other Company employees for the same period. Our calculations included employees who were active as of November 6, 2025. As Canadian employees account for less than 4% of our total employee population, we excluded Canadian employees from the median calculation. Our total employee population was 23,650, and our total employee population without our Canadian employees was 23,382. The median employee was identified using all earnings for fiscal 2025, as reported in our payroll system. Compensation was annualized for all employees, including Mr. Sheehan, who was serving as our Interim Chief Executive Officer as of December 2024 through July 2025, and Mr. Lal as of July 2025, other than seasonal or temporary employees, based on the number of days employed during fiscal 2025. Payments which were not expected to be repeated throughout the year were not annualized. As he served both as Interim Chief Executive Officer and as a board member during fiscal 2025, Mr. Sheehan had fiscal 2025 annual total compensation of $7,773,967. Due in large part to his one-time grants in connection with his appointment as Chief Executive Officer, Mr. Lal had fiscal 2025 annual total compensation of $14,502,745, as reflected in the 2025 Summary Compensation Table included in this Proxy Statement. Our median employee’s annual total compensation for fiscal 2025 was $23,238 (based on the same methodology used in calculating total compensation as reported in the 2025 Summary Compensation Table). Mr. Lal’s annual total compensation was approximately 624.1 times that of our median employee, and Mr. Sheehan’s annual total compensation was approximately 334.5 times that of our median employee.
Stock Ownership Guidelines for Officers
Our stock ownership guidelines were established to further align the interests of our Chief Executive Officer, other NEOs and senior executive officers with shareholders and encourage each such executive officer to maintain a long-term equity stake in the Company. The guidelines provide that each such executive officer must hold a multiple of his or her annual base salary in the Company’s common stock as outlined below:

Position	Ownership Requirement (multiple of base salary)
Chief Executive Officer	6 times
Chief Financial Officer and Chief Operating Officer	3 times
Other Senior Vice Presidents	2 times
Equity counted toward the ownership requirement includes shares of common stock held directly, RSUs or other similar plan holdings, and stock beneficially owned in a trust. Vested and unvested stock options do not count toward the stock ownership requirements. Any person hired or promoted to a role covered by the stock ownership guidelines has five years from the date of hire or promotion to achieve the requirement. If at the time of measurement a senior executive officer is not in compliance with these guidelines, such officer is prohibited from selling 50% of any new equity award issued to them (net of taxes) until such time as he or she comes into compliance.
Clawback Policy
In October 2023, the Board adopted a clawback policy providing for the adjustment or recovery of incentive compensation in certain circumstances that is intended to comply with SEC rules and NASDAQ listing standards. Under the policy, if the Company is required to prepare an accounting restatement due to the

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material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in a current period or left uncorrected in said current period, the Compensation Committee shall cause the Company to recoup from each executive officer, including NEOs, as promptly as reasonably possible, any erroneously awarded incentive-based compensation as defined in the policy. Recovery is required regardless of fault, however, the amount to be recovered is limited to the three fiscal years preceding the date the Company is required to prepare the restatement. The policy does not limit any other rights or remedies the Company, the Board or the Compensation Committee may have. These remedies would be in addition to, and not in lieu of, any penalties imposed by law enforcement agencies, regulators or other authorities. Any incentive-based awards or payments or other compensation paid to current and former executive officers under employment agreements or any other agreement or arrangement with the Company which is subject to recovery under any law, government regulation, or stock exchange listing requirement, will be subject to the deductions and clawbacks required by the clawback policy. A copy of our clawback policy is filed as Exhibit 97 to our Annual Report on Form 10-K.
Risk Assessment Disclosure
Our Compensation Committee assessed the risk associated with our compensation practices and policies for employees, including a consideration of the balance between risk-taking incentives and risk-mitigating factors in our practices and policies. The assessment determined that any risks arising from our compensation practices and policies are not reasonably likely to have a material adverse effect on our business or financial condition.

Compensation Committee Report
The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis (“CD&A”) with the management of the Company. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that this CD&A be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K.

James P. Chambers, Chair
Nathaniel J. Lipman
Allen R. Weiss

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2025 Summary Compensation Table
The following table sets forth information concerning all compensation that we paid to, or that was accrued by, our NEOs during fiscal 2025, 2024, and 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
Tarun Lal (CEO)	2025	452,308	—	7,590,763	6,458,289	—	1,385	14,502,745
Kevin M. Sheehan (Former Interim CEO) (Board Chair)	2025	425,000	—	4,822,292	2,262,000	—	264,674	7,773,967
	2024	134,039	—	—	—	—	356,198	490,237
Darin Harper (CFO)	2025	475,000	—	1,732,359	1,238,331	—	—	3,445,690
	2024	305,096	—	2,158,424	520,290	200,000	—	3,183,810
Antonio Bautista (President, International)	2025	427,000	—	1,172,447	864,520	—	4,485	2,468,453
	2024	438,496	—	142,327	56,655	128,100	12,157	777,735
	2023	435,212	—	160,125	160,125	—	—	755,462
Steve Klohn (Chief Information Officer)	2025	400,000	—	1,590,227	929,440	—	12,923	2,932,590
Tony Wehner (President, Main Event)	2025	450,000	—	1,564,306	767,343	—	8,750	2,790,399
	2024	464,940	—	179,891	63,706	180,000	9,657	898,194
	2023	453,077	—	202,442	67,478	—	11,922	734,919
(1)The following salary deferrals were made under the SERP in fiscal 2025: Mr. Lal $2,769; Mr. Sheehan $228,846; Mr. Bautista $3,285; Mr. Klohn $18,462; and Mr. Wehner $22,500.
(2)Amounts in this column include the aggregate grant date fair value of RSUs and PSUs calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). These amounts do not include any reduction in value for the possibility of forfeiture. The discussion of the assumptions used for purposes of valuation of RSUs in fiscal 2025 appears in Note 9: Stockholders’ Equity, Share-Based Compensation, to our consolidated financial statements included in our Annual Report on Form 10-K. The grant date fair value for PSUs is the target value based upon the probable outcome of the performance conditions on the grant date in accordance with SEC rules. Also with respect to the amounts reported for fiscal 2025 for Messrs. Harper, Bautista, Klohn and Wehner, includes the incremental fair value on the date on which the Cancelled PSUs were cancelled and replaced with the One-Time Grants, computed in accordance with ASC Topic 718, excluding any reduction in value for the possibility of forfeiture.
(3)Amounts in this column reflect the aggregate grant date fair value of options calculated in accordance with ASC 718. These amounts do not include any reduction in value for the possibility of forfeiture.
(4)Amounts in this column for 2025 would reflect the annual incentive earned for fiscal 2025 under the Executive Incentive Plan. In March 2026, the Compensation Committee determined that the bonuses would be paid in the form of RSUs. The Compensation Committee determined that the target Company performance components of the Executive Incentive Plan had not been met. As a result, no bonus was paid to any NEO for fiscal 2025 under the Executive Incentive Plan
(5)All Other Compensation for Mr. Sheehan includes compensation as a board member during the respective year.
(6)The following table sets forth the components of “All Other Compensation” for fiscal 2025:

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Name		Company Contributions to Retirement & 401(k) Plans (a) ($)	Company Contributions to Deferred Compensation Match(a) ($)		Board Compensation ($)	Total ($)
Tarun Lal	—	—	1,385	—	—	1,385
Kevin M. Sheehan(b)		—	9,519		255,155	264,674
Darin Harper		—	—		—	—
Antonio Bautista		3,500	985		—	4,485
Steve Klohn		9,231	3,693		—	12,923
Tony Wehner		—	8,750		—	8,750
(a)Amounts include Company contributions to the 401(k) and SERP that were based on the Company’s contributions to the 401(k) plan and SERP made during fiscal 2025.
(b)Represents Mr. Sheehan’s board compensation. See additional information regarding Mr. Sheehan’s compensation as a board member in fiscal 2025 at Director Compensation.

Grants of Plan-Based Awards in Fiscal 2025
The following table shows the grants of plan-based awards to the named executive officers in fiscal 2025.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: # of Shares of Stock or Units	All Other Option Awards: # of Securities Underlying Options	Exercise or Base Price of Option Award ($/ Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name		Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Tarun Lal	Cash Incentive		225,754	451,507	903,014
	PSUs(1)	7/15/2025					124,766					3,795,382
	PSUs(2)	7/15/2025				62,383	124,766	155,958				3,795,382
	Stock Options(5)	7/15/2025								124,766	32.06	2,859,637
	Stock Options(3)	7/15/2025								124,766	32.06	1,943,854
	Stock Options(4)	7/15/2025								83,177	48.09	939,900
	Stock Options(6)	7/15/2025								31,191	32.06	714,898
Kevin M. Sheehan	Cash Incentive		185,137	370,274	740,548
	RSUs(7)	6/18/2025							55,401			1,776,156
	RSUs(7)	8/15/2025							26,710			692,323
	RSUs(8)	10/20/2025							7,690			136,421
	RSUs(8)	1/27/2026							712			13,734
	PSUs(7)a	6/18/2025					53,419					1,712,613
	PSUs(7)b	6/18/2025				10,000	20,000					641,200
	Stock Options(9)	6/18/2025								100,000	18.72	2,262,000
Darin Harper	Cash Incentive		190,000	380,000	760,000
	RSUs(10)	6/18/2025							17,335			555,760
	RSUs(11)	6/27/2025							3,014			91,776
	RSUs(12)	10/7/2025							22,026			389,640
	PSUs(11)	6/27/2025				1,507	3,014	6,028				91,776
	PSUs(1)	10/7/2025					11,013					194,820
	PSUs(2)	10/7/2025				5,507	11,013	13,766				194,820
	Stock Options(10)	6/18/2025								9,085	33.02	205,503
	Stock Options(11)	6/27/2025								3,014	30.45	68,177
	Stock Options(4)	10/7/2025								60,327	22.70	643,689
	Stock Options(5)	10/7/2025								47,934	34.05	344,166
	Stock Options(3)	10/7/2025								22,026	22.70	706,154

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Antonio Bautista	Cash Incentive		128,100	256,200	512,400
	RSUs(10)	6/18/2025							14,051			450,475
	RSUs(11)	6/27/2025							2,258			68,756
	RSUs(12)	10/7/2025							11,013			194,820
	PSUs(11)	6/27/2025				1,129	2,258	4,516				68,756
	PSUs(1)	10/7/2025					11,013					194,820
	PSUs(2)	10/7/2025				5,507	11,013	13,766				194,820
	Stock Options(10)	6/18/2025								6,056	33.02	136,987
	Stock Options(11)	6/27/2025								2,258	30.45	51,076
	Stock Options(4)(14)	10/7/2025								41,794	22.70	195,596
	Stock Options(5)(14)	10/7/2025								28,271	34.05	127,785
	Stock Options(3)	10/7/2025								11,013	22.70	353,077
Steve Klohn	Cash Incentive		120,000	240,000	480,000
	RSUs(10)	6/18/2025							22,128			709,424
	RSUs(11)	6/27/2025							2,115			64,402
	RSUs(12)	10/7/2025							11,013			194,820
	PSUs(11)	6/27/2025				1,058	2,115	4,230				64,402
	PSUs(1)	10/7/2025					11,013					194,820
	PSUs(2)	10/7/2025				5,507	11,013	13,766				194,820
	Stock Options(10)	6/18/2025								6,056	33.02	136,987
	Stock Options(10)	6/18/2025								6,803	37.04	153,884
	Stock Options(11)	6/27/2025								2,115	30.45	47,841
	Stock Options(4)(14)	10/7/2025								41,794	22.70	195,596
	Stock Options(5)(14)	10/7/2025								28,271	34.05	127,785
	Stock Options(3)	10/07/2025								11,013	22.70	353,077
Tony Wehner	Cash Incentive		180,000	360,000	720,000
	RSUs(10)	6/18/2025							19,708			631,838
	RSUs(11)	6/27/2025							2,856			86,965
	RSUs(12)	10/7/2025							11,013			194,820
	RSUs(13)	1/1/2026							11,737			199,998
	PSUs(11)	6/27/2025				1,428	2,856	5,712				86,965
	PSUs(1)	10/7/2025					11,013					194,820
	PSUs(2)	10/7/2025				5,507	11,013	13,766				194,820
	Stock Options(10)	6/18/2025								8,328	33.02	188,379
	Stock Options(11)	6/27/2025								2,856	30.45	64,603
	Stock Options(4)(14)	10/7/2025								41,794	22.70	195,596
	Stock Options(5)(14)	10/7/2025								28,271	34.05	127,785
	Stock Options(3)	10/7/2025								11,013	22.70	353,077
(1)The shares shown reflect an award of PSUs that will be earned upon achievement of specific same store sales growth over a performance period ending February 1, 2028.
(2)The shares shown reflect an award of PSUs that will be earned upon achievement of specific Adjusted EBITDA and same store sales growth over a performance period ending February 1, 2028. The shares shown in the “Threshold” column reflect the minimum possible payout (representing 50% of target) under the award agreement. The minimum award level is 0% of target (“Target”) if the Threshold is not met, and the maximum award is 125% of target (“Maximum”) assuming achievement of a relative TSR ranking for the Company compared to a peer group as outlined in the agreement. Threshold is represented with the minimum possible payout.
(3)The shares shown represent options granted to certain executives that will become earned on the first date before February 1, 2028 where the 60-day VWAP of the Company’s shares reaches $64.12.
(4)The shares shown represent options granted to certain executives that will become earned on the first date before February 1, 2028 where the 60-day VWAP of the Company’s shares reaches $96.18.
(5)The shares shown represent options granted to certain executives that will vest ratably over a three-year period following the grant date.
(6)The shares shown represent options granted to Mr. Lal that will vest ratably over a three-year period following the grant date and require Mr. Lal to purchase a certain number of shares. If shares are not purchased by certain dates specified within the agreement, the awarded options will be forfeited on those dates.
(7)The shares shown represent RSUs and PSUs awarded as compensation associated with Mr. Sheehan’s tenure as Interim Chief Executive Officer.

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a.The PSUs will be earned if same store sales for any fiscal quarter ending November 4, 2025, February 3, 2026 or May 5, 2026 are positive when compared to the same quarter in the prior year. If same store sales are not positive for any of the periods described, all PSUs are determined to not be earned.
b.The PSUs would have been earned if the Company share price had reached an average 15 day price of $45 or $55 for achievement of minimum or maximum payout, respectively, before December 9, 2025. These values were not attained and these awards did not vest.
(8)The shares shown reflect RSUs earned by Mr. Sheehan for service as a board member after serving in the role of Interim Executive Officer.
(9)The shares shown represent options that vested immediately on the grant date and were associated with Mr. Sheehan’s tenure as Interim Executive Officer.
(10)The shares shown reflect an award of RSUs and options, as applicable, prior to shareholder approval of the 2025 Plan and were considered “contingent awards” as discussed in our 2025 proxy statement filed May 8, 2025. The value of these awards is based on the closing share price, in the case of RSUs, or the fair value, in the case of options, as of approval of the 2025 Plan by shareholders on June 18, 2025.
(11)The shares shown reflect an award of PSUs, RSUs and options, as applicable, in accordance with the 2025 long-term incentive program implemented pursuant to the 2025 Plan. The shares shown in the “Threshold” column reflect the minimum possible payout (representing 50% of target) under the Company’s PSU component of the 2025 long-term incentive program. The minimum award level is 0% of Target if the Threshold is not met, and 200% of Target at Maximum. Threshold is represented with the minimum possible payout.
(12)The shares shown represent RSUs granted to certain executives that will vest ratably over a three-year period after the grant date.
(13)The shares shown represent RSUs granted to Mr. Wehner in connection with his transition to his role as President - Main Event that will vest ratably over a three-year period after the grant date.
(14)Awards are considered modifications as they were accepted as a condition of cancelling PSUs that were originally issued in 2022. As such, the fair value represents the incremental value of the individual awards over the original PSUs at the time these options were awarded.

Dave & Buster’s Entertainment, Inc.	41

Outstanding Equity Awards at Fiscal Year-End 2025

		Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of RSU Units That Have Not Vested (#)			Market Value of Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned PSU Units That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested ($)
Name (a)	Grant Date	Exercisable		Unexercisable							(1)			(2)
Tarun Lal	7/15/2025			124,766	(3)	32.06	7/15/2035					124,766	(7)	2,424,203
	7/15/2025			124,766	(4)	32.06	7/15/2035					124,766	(8)	2,424,203
	7/15/2025			83,177	(5)	48.09	7/15/2035
	7/15/2025			31,191	(6)	32.06	7/15/2035
Kevin M. Sheehan	4/7/2016	4,545	(18)			39.10	4/7/2026
	6/18/2025	100,000	(9)			18.72	5/1/2027					53,419	(10)	1,037,931
	10/20/2025							7,690	(11)		149,417
	1/27/2026							712	(11)		13,834
Darin Harper	6/24/2024	2,405	(19)a	9,623	(19)a	48.88	6/24/2034	16,591	(23)		322,363
	6/24/2024	1,742	(19)a	6,968	(19)a	48.22	6/24/2034	1,096	(22)		21,295
	6/24/2024	845	(19)b	1,690	(19)b	35.58	6/24/2034
	6/18/2025			9,085	(12)	33.02	6/18/2035	17,335	(12)		336,819
	6/27/2025			3,014	(13)	30.45	6/27/2025	3,014	(14)		58,562	3,014	(15)	58,562
	10/7/2025			60,327	(4)	22.70	10/7/2035	22,026	(16)		427,965	11,013	(7)	213,983
	10/7/2025			47,934	(5)	34.05	10/7/2035					11,013	(8)	213,983
	10/7/2025			22,026	(3)	22.70	10/7/2035
Antonio Bautista	4/18/2022	3,197	(18)			47.71	4/18/2032
	10/7/2022	2,160	(18)	3,239	(19)c	37.04	10/7/2032	5,993	(22)		116,444
	10/7/2022	6,804	(18)	4,535	(19)a	37.04	10/7/2032
	4/24/2023	1,597	(18)	799	(19)b	34.25	4/24/2033	512	(20)		9,948	3,071	(23)	59,670
	4/24/2024	666	(18)	1,334	(19)b	53.33	4/24/2034	1,292	(21)		25,104	1,292	(24)	25,104
	6/18/2025			6,056	(12)	33.02	6/18/2035	14,051	(12)		273,011
	6/27/2025			2,258	(13)	30.45	6/27/2025	2,258	(14)		43,873	2,258	(15)	43,873
	10/7/2025			41,794	(4)	22.70	10/7/2035	11,013	(16)		213,983	11,013	(7)	213,983
	10/7/2025			28,271	(5)	34.05	10/7/2035					11,013	(8)	213,983
	10/7/2025			11,013	(3)	22.70	10/7/2035
Steve Klohn	6/18/2025	2,018	(12)	4,038	(12)	33.02	6/18/2035	22,128	(12)		429,947
	6/18/2025	1,360	(12)	5,443	(12)	37.04	6/18/2035
	6/27/2025			2,115	(13)	30.45	6/27/2025	2,115	(14)		41,094	3,014	(15)	58,562
	10/7/2025			41,794	(4)	22.70	10/7/2035	11,013	(16)	q	213,983	11,013	(7)	213,983
	10/7/2025			28,271	(5)	34.05	10/7/2035					11,013	(8)	213,983
	10/7/2025			11,013	(3)	22.70	10/7/2035
Tony Wehner	6/29/2022	1,427	(18)	713	(19)b	33.77	6/29/2032
	10/7/2022	5,400	(18)	8,099	(19)c	37.04	10/7/2032	8,990	(22)		174,676
	10/7/2022	4,536	(18)	6,803	(19)a	37.04	10/7/2032
	4/24/2023	1,010	(18)	2,020	(19)b	34.25	4/24/2033	1,294	(20)		25,142	3,883	(23)	75,447
	4/24/2024			2,529	(19)b	53.33	4/24/2034	1,633	(21)		31,729	1,633	(24)	31,729
	6/18/2025			6,056	(12)	33.02	6/18/2035	14,051	(12)		273,011
	6/27/2025			2,258	(13)	30.45	6/27/2025	2,258	(14)		43,873	2,258	(15)	43,873
	10/7/2025			41,794	(4)	22.70	10/7/2035	11,013	(16)		213,983	11,013	(7)	213,983
	10/7/2025			28,271	(5)	34.05	10/7/2035					11,013	(8)	213,983
	10/7/2025			11,013	(3)	22.70	10/7/2035
	1/1/2026							11,737	(17)		228,050
(1)The market value is equal to number of shares underlying the units, multiplied by the closing market price of the Company’s common stock of $27.38 as of Tuesday, February 3, 2026, the last trading day of the Company’s 2025 fiscal year.
(2)The market value is equal to the number of shares underlying the units based on achieving certain performance goals, multiplied by the closing market price of the Company's common stock of $19.43 as of Tuesday, February 3, 2026, the last trading day of the Company's 2025 fiscal year.
(3)The shares shown represent options granted to certain executives that will vest ratably over a three-year period following the grant date. Shares for Mr. Lal were granted under the Inducement Plan. All others were granted under the 2025 Plan.
(4)The shares shown represent options granted to certain executives that will become earned on the first date before February 1, 2028 where the 60-day VWAP of the Company’s shares reaches $64.12. Shares for Mr. Lal were granted under the Inducement Plan. All others were granted under the 2025 Plan.
(5)The shares shown represent options granted to certain executives that will become earned on the first date before February 1, 2028 where the 60-day VWAP of the Company’s shares reaches $96.18. Shares for Mr. Lal were granted under the Inducement Plan. All others were granted under the 2025 Plan.

Dave & Buster’s Entertainment, Inc.	42

(6)The shares shown represent options granted under the Inducement Plan to Mr. Lal that will vest ratably over a three-year period following the grant date and require Mr. Lal to purchase a certain number of shares. If shares are not purchased by certain dates specified within the agreement, the awarded options will be forfeited on those dates.
(7)The shares shown reflect an award of PSUs that will be earned upon achievement of specific same store sales growth over a performance period ending February 1, 2028. Shares for Mr. Lal were granted under the Inducement Plan. All others were granted under the 2025 Plan.
(8)The shares shown reflect an award of PSUs that will be earned upon achievement of specific Adjusted EBITDA and same store sales growth over a performance period ending February 1, 2028. The shares shown in the “Threshold” column reflect the minimum possible payout (representing 50% of target) under the award agreement. The minimum award level is 0% of target (“Target”) if the Threshold is not met, and the maximum award is 125% of target (“Maximum”) assuming achievement of a relative TSR ranking for the Company compared to a peer group as outlined in the agreement. Threshold is represented with the minimum possible payout. Shares for Mr. Lal were granted under the Inducement Plan. All others were granted under the 2025 Plan.
(9)The shares shown represent options granted under the 2025 Plan that vested immediately on the grant date and were associated with Mr. Sheehan’s tenure as Interim Executive Officer.
(10)The shares shown represent PSUs awarded under the 2025 Plan as compensation associated with Mr. Sheehan’s tenure as Interim Chief Executive Officer. The PSUs will be earned if same store sales for any fiscal quarter ending November 4, 2025, February 3, 2026 or May 5, 2026 are positive when compared to the same quarter in the prior year. If same store sales are not positive for any of the periods described, all PSUs are determined to not be earned. PSUs will vest on May 5, 2026 if earned.
(11)The shares shown reflect RSUs granted to Mr. Sheehan under the 2025 Plan for service as a board member after serving in the role of Interim Executive Officer. RSUs vest one year from grant date.
(12)The shares shown reflect an award of RSUs and options, as applicable, prior to shareholder approval of the 2025 Plan and were considered “contingent awards” as discussed in our 2025 proxy statement filed May 8, 2025. Options and RSUs vest ratably over a three year period.
(13)The shares shown reflect an award of options in accordance with the 2025 long-term incentive program (the “2025 LTIP”). These options vest ratably over three years and were granted under the 2025 Plan.
(14)The shares shown reflect an award of RSUs in accordance with the 2025 LTIP. These RSUs vest ratably over three years and were granted under the 2025 Plan.
(15)This grant represents the target number of unvested PSUs under the 2025 LTIP program. These PSUs, if earned under the performance conditions, vest 100% three years from the grant date. These awards were granted under the 2025 Plan.
(16)The shares shown represent RSUs granted under the 2025 Plan to certain executives that will vest ratably over a three-year period after the grant date.
(17)The shares shown represent RSUs granted to Mr. Wehner under the 2025 Plan in connection with his transition to his role as President - Main Event that will vest ratably over a three-year period after the grant date.
(18)These options represent vested options granted under the 2014 Plan.
(19)These options represent unvested options granted under the 2014 Plan. Vestings of these options are as noted below.
a.These options vest in five equal installments on an annual basis commencing one year after grant date.
b.These options vest in three equal installments on an annual basis commencing one year after grant date.
c.These options vest in five equal installments on an annual basis commencing one year after grant date.
(20)This grant represents unvested RSUs under the 2023 long-term incentive program (the “2023 LTIP”). These RSUs vest in three equal installments on an annual basis commencing one year after grant date. These awards were granted under the 2014 Plan.
(21)This grant represents unvested RSUs under the 2024 long-term incentive program (the “2024 LTIP”). These RSUs vest in three equal installments on an annual basis commencing one year after grant date. These awards were granted under the 2014 Plan.
(22)This grant represents unvested RSUs under the Officer 5-year performance grant. These RSUs vest in five equal installments on an annual basis commencing one year after grant date. These awards were granted under the 2014 Plan.
(23)This grant represents the target number of unvested PSUs under the 2023 LTIP program. These PSUs, if earned under the performance conditions, vest 100% three years from the grant date. These awards were granted under the 2014 Plan.
(24)This grant represents the target number of unvested PSUs under the 2024 LTIP program. These PSUs, if earned under the performance conditions, vest 100% three years from the grant date. These awards were granted under the 2014 Plan.

Fiscal 2025 Option Exercises and Stock Vested

	OPTION AWARDS		STOCK VESTED
NAME	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
Tarun Lal	—	$—	—	$—
Kevin M. Sheehan (3)	—	$—	99,882	$2,723,173
Darin Harper	—	$—	10,472	$242,230
Antonio Bautista	—	$—	13,271	$236,839
Steve Klohn	—	$—	9,240	$203,715
Tony Wehner	—	$—	13,715	$238,996
(1)The value realized on the exercise of options is equal to (i) the amount per share at which the NEO sold shares acquired on exercise (all of which occurred on the date of exercise) minus the exercise price of the option (ii) multiplied by the number of shares acquired on exercise of the option.
(2)The value realized on the vesting of stock awards is equal to the closing market price of the Company’s common stock on the date of vesting multiplied by the number of shares acquired upon vesting. The number of shares and value realized on vesting includes shares, if any, that were withheld at the time of vesting to satisfy tax withholding requirements.
(3)Activity for Mr. Sheehan includes vesting of awards received as compensation for serving as a director.

Fiscal 2025 Nonqualified Deferred Compensation
The SERP is an unfunded defined contribution plan designed to permit a select group of management or highly compensated employees to set aside base salary on a pre-tax basis. The SERP has a variety of notional

Dave & Buster’s Entertainment, Inc.	43

investment options similar in type to our 401(k) plan. Pursuant to the SERP, the Company matches 33% of the employee’s contributions, up to the first 6% of salary deferred. Employer contributions to a participant’s account vest in equal portions over the first three years a participant is eligible to participate in the SERP and become immediately vested upon termination of a participant’s employment on or after age 65 or by reason of the participant’s death or disability, and upon a change of control (as defined in the SERP). Pursuant to Section 409A of the Internal Revenue Code, however, such distribution cannot be made to certain employees of a publicly traded corporation before the earlier of six months following the employee’s termination date or the death of the employee. Employer contributions are fully vested after three years of eligibility. Withdrawals from the SERP may be permitted in the event of an unforeseeable emergency.

The following table shows contributions to each NEO’s deferred compensation account in fiscal 2025 and the aggregate amount of such officer’s deferred compensation as of February 3, 2026.

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)		Aggregate Earnings in Last Fiscal Year(3) ($)	Fees and Adjustments(3) ($)	Aggregate Balance at Last Fiscal Year- End(4)(5) ($)
Tarun Lal	$2,769	$1,385		$1	$—	$4,146
Kevin M. Sheehan	$228,846	$9,519		$17,481	$(179)	$261,700
Darin Harper	$—	$—	$—	$—	$—	$—
Antonio Bautista	$3,285	$985		$8,991	$(252)	$68,870
Steve Klohn	$18,462	$9,231		$(6,231)		$40,721
Tony Wehner	$22,500	$8,750		$(167)	$12,754	$120,654
(1)Amounts are included in the “Salary” column of the 2025 Summary Compensation Table.
(2)Amounts shown are matching contributions made pursuant to the SERP. These amounts are included in the “All Other Compensation” column of the 2025 Summary Compensation Table.
(3)No amount reported in this column was reported as compensation to the officer in the 2025 Summary Compensation Table.
(4)The portion of these amounts derived from executive contributions made in previous years was included in the “Salary” column of the 2025 Summary Compensation Table in the years when the contributions were made. The portions of these amounts derived from matching contributions made in previous years were included in the “All Other Compensation” column of the 2025 Summary Compensation Table in the years when the executive contributions were made.
(5)There were no distributions or withdrawals from the plan for the NEOs listed during fiscal 2025.

Pay vs. Performance Disclosure
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance for each of the last five completed fiscal years. In determining the “compensation actually paid” to our NEOs for each fiscal year, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in each year included in this disclosure, as the valuation methods for this disclosure under Item 402(v) differ from those required in reporting the compensation information in the Summary Compensation Table. For our NEOs other than our principal executive officer(s) (“PEO”), compensation is reported as an average.

	SCT Total for PEO ($) (1)				CAP to PEO ($) (2)
Year	Tarun Lal	Chris Morris	Kevin M. Sheehan	Brian Jenkins	Tarun Lal	Chris Morris	Kevin M. Sheehan	Brian Jenkins
2025	$14,502,745	$—	$7,773,967	$—	$8,004,097	$—	$4,892,184	$—
2024	$—	$2,223,451	$490,237	$—	$—	$(14,643,209)	$48,248	$—
2023	$—	$2,298,273	$—	$—	$—	$7,279,388	$—	$—
2022	$—	$12,783,555	$3,137,215	$—	$—	$12,853,604	$2,605,610	$—
2021	$—	$—	$3,481,565	$7,419,865	$—	$—	$3,164,293	$1,039,387

Dave & Buster’s Entertainment, Inc.	44

			Value of Initial $100 Investment: (3)
Year	Average SCT Total for Non-PEO NEOs ($) (1)	Average CAP to Non-PEO NEOs ($) (2)	Company TSR ($)	Peer Group TSR ($)	Net Income (Loss) ($ millions)	Adjusted EBITDA ($ millions) (4)
2025	$3,038,181	$1,649,508	$57.11	$58.14	$(48.7)	$436.6
2024	$1,294,992	$(1,699,238)	$80.48	$81.52	$58.3	$506.2
2023	$1,076,444	$2,113,379	$162.23	$72.82	$126.9	$555.6
2022	$3,848,246	$4,727,886	$122.28	$72.18	$137.1	$480.4
2021	$1,371,338	$(383,173)	$103.79	$72.23	$108.6	$343.6
(1)    For each fiscal year, the dollar amount stated represents the amount reported for our CEO(s), who served as our PEO(s), and average amount reported for our non-CEO NEOs from the Total column of the applicable year’s Summary Compensation Table (“SCT”). Our PEO(s) and NEOs for each fiscal year presented above were as follows:

Fiscal Year	PEO(s)	Non-PEO NEOs
2025	Kevin M. Sheehan	Darin Harper, Antonio Bautista, Steven Klohn and Tony Wehner
Tarun Lal
2024	Chris Morris	Michael Quartieri, Darin Harper, Antonio Bautista, John Mulleady and Tony Wehner
Kevin Sheehan
2023	Chris Morris	Michael Quartieri, John Mulleady, Megan Tobin and Tony Wehner
2022	Kevin M. Sheehan	Michael Quartieri, John Mulleady, Antonio Bautista and Tony Wehner
Chris Morris
2021	Brian Jenkins	Michael Quartieri, Margo Manning, John Mulleady, Robert Edmund and Scott Bowman
Kevin M. Sheehan
(2)    In accordance with SEC rules, the following adjustments were made to determine the “compensation actually paid” (“CAP”) to each person who served as our PEO during the fiscal years presented, which consisted solely of adjustments to the PEOs’ equity awards:

	Fiscal 2025 ($)		Fiscal 2024 ($)		Fiscal 2023 ($)	Fiscal 2022 ($)		Fiscal 2021 ($)
	Tarun Lal	Kevin M. Sheehan	Kevin M. Sheehan	Chris Morris	Chris Morris	Chris Morris	Kevin M. Sheehan	Kevin M. Sheehan	Brian Jenkins
Summary Compensation Table - Total Compensation	14,502,745	7,773,967	490,237	2,223,451	2,298,273	12,783,555	3,137,215	3,481,565	7,419,865
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(14,049,052)	(7,084,292)	—	(1,312,860)	—	(11,390,302)	(2,000,000)	(2,990,027)	(2,796,975)
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	7,550,404	163,251	—	—	2,336,603	11,460,351	1,878,074	2,672,755	1,151,254
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	—	—	(418,513)	—	2,657,540	—	—	—	—
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	—	4,150,622	—	—	—	—	—	—	112,345
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	—	(111,363)	(23,476)	(55,575)	(13,028)	—	(409,679)	—	(4,847,102)
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	—	—	—	(15,498,225)	—	—	—	—	—
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	—	—	—	—	—	—	—	—	—
Total Adjustments (subtotal)	(6,498,648)	(2,881,782)	(441,989)	(16,866,660)	4,981,115	70,049	(531,605)	(317,272)	(6,380,478)
Compensation Actually Paid	8,004,097	4,892,184	48,248	(14,643,209)	7,279,388	12,853,604	2,605,610	3,164,293	1,039,387

Dave & Buster’s Entertainment, Inc.	45

In accordance with SEC rules, the following adjustments were made to determine the CAP on average to our non-PEO NEOs for the years presented, which consisted solely of adjustments to the non-PEO NEOs’ equity awards:

	Fiscal 2025	Fiscal 2024	Fiscal 2023	Fiscal 2022	Fiscal 2021
Summary Compensation Table - Total Compensation	$3,038,181	$1,294,992	$1,076,444	$3,848,246	$1,371,338
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(2,593,641)	(661,645)	(799,683)	(2,733,646)	(673,092)
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	1,654,735	284,718	1,183,154	3,432,457	406,422
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	(474,030)	(1,698,995)	732,797	87,470	(642,822)
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	134,691	—	—	—	(216,275)
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	(50,154)	(111,825)	(79,333)	93,359	(628,744)
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	(60,274)	(806,483)	—	—	—
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	—	—	—	—	—
Total Adjustments (subtotal)	$(1,388,673)	$(2,994,230)	$1,036,935	$879,640	$(1,754,511)
Compensation Actually Paid	$1,649,508	$(1,699,238)	$2,113,379	$4,727,886	$(383,173)
(3)    For the relevant fiscal year, represents the cumulative TSR of (i) the Company and (ii) the S&P 600 Hotels Restaurants and Leisure index (“Peer Group”), of which our common stock was a member during fiscal 2025, assuming an initial investment of $100 on the last trading day prior to the first period presented (fiscal 2021).
(4)    The Company has determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to CAP to our PEO and Non-PEO NEOs in fiscal 2025. Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for information on how we define Adjusted EBITDA.
Pay vs. Performance Financial Measures
A significant portion of our NEOs’ compensation consists of equity awards. We believe the financial performance measures shown below, all of which are performance objectives used in our executive compensation program, were the most important in linking compensation actually paid to our NEOs over the periods presented.
•TSR/Company Share Price
•Adjusted EBITDA (see discussion of how Adjusted EBITDA is calculated at Appendix A)
•Enterprise ROIC
•Total Revenue
•Same Store Sales

Dave & Buster’s Entertainment, Inc.	46

Compensation Actually Paid Versus Company TSR and Peer Group TSR
The following graph reflects the relationship between PEO (aggregated) and average non-PEO NEO compensation actually paid versus the Company's cumulative TSR and the Company's Peer Group TSR, assuming an initial investment of $100 at the beginning of fiscal year 2020, for fiscal years 2025, 2024, 2023, 2022 and 2021:

Compensation Actually Paid Versus Company TSR and Peer Group TSR
$15,000,000
$10,000,000
$5,000,000
$—
$(5,000,000)
$(10,000,000)
$(15,000,000)
$200.00
$150.00
$100.00
$50.00
$—
2025
2024
2023
2022
2021
2020
CAP to PEO ($)
Average CAP to Non-PEO NEOs ($)
Company TSR ($)
Peer Group TSR ($)

Compensation Actually Paid Versus Net Income (Loss) and Adjusted EBITDA
The following graph reflects the relationship between PEO (aggregated) and average non-PEO NEO compensation actually paid versus the Company's net income (loss) and Adjusted EBITDA for fiscal years 2025, 2024, 2023, 2022 and 2021:

Compensation Actually Paid Versus Net Income (Loss) and Adjusted EBITDA
$15,000,000
$10,000,000
$5,000,000
$—
$(5,000,000)
$(10,000,000)
$(15,000,000)
$600.0
$300.0
$—
$(300.0)
2025
2024
2023
2022
2021
2020
CAP to PEO ($)
Average CAP to Non-PEO NEOs ($)
Net Income (Loss) ($ millions)
Adjusted EBITDA ($ millions)

Dave & Buster’s Entertainment, Inc.	47

Employment Agreements and Other Arrangements
We have entered into employment agreements with Messrs. Lal, Harper, Bautista, Klohn and Wehner to reflect the then current compensation arrangements for Messrs. Lal, Harper, Bautista, Klohn and Wehner and to include additional restrictive covenants, including a one-year non-competition provision and a two-year non-solicitation and non-hire provision. The employment agreement for each of Messrs. Lal, Harper, Bautista, Klohn and Wehner provides for an initial term of one year, subject to automatic one-year renewals unless terminated earlier by the officer or us. Under the terms of the employment agreements, each of Messrs. Lal, Harper, Bautista, Klohn and Wehner is entitled to a minimum base salary and may receive an annual salary increase commensurate with such officer’s performance during the year, as determined by our Board of Directors. In addition, the employment agreements contain provisions providing for severance payments and continuation of benefits under certain circumstances, including termination by us without Cause (as defined in the employment agreement), upon execution of a general release of claims in favor of us, as discussed in further detail under Potential Payments Upon Termination or Change-in-Control — Payments Pursuant to Employment Agreements below.
We entered into a letter agreement with Mr. Sheehan in connection with his appointment as Interim Chief Executive Officer, effective December 10, 2024, as supplemented by the Supplement to Letter Agreement, dated May 2, 2025 (as supplemented, the “Sheehan Agreement”). Pursuant to the Sheehan Agreement, Mr. Sheehan was entitled to receive: (i) a base salary at an annual rate of $850,000, (ii) a prorated annual bonus based on his service as Interim Chief Executive Officer, with a target bonus of 100% of his base salary, (iii) a grant of RSUs with a grant date value of $2,000,000, which vested in full upon the commencement date of Mr. Lal’s employment as Chief Executive Officer; (iv) a grant of PSUs with respect to up to 20,000 shares of common stock having a one-year performance period that were to be earned only upon achieving specified stock price levels and vesting terms established by the Compensation Committee; (v) a grant of PSUs with a grant date value of $2,000,000 having a one-year performance period that were to be earned only upon achieving specified stock price levels and vesting terms established by the Compensation Committee, (vi) a grant of options with a grant date value of $1,872,000, which vested and became immediately exercisable upon shareholder approval of the 2025 Plan and remain exercisable until May 1, 2027 and (vii) reimbursement of business expenses, including certain commuting and housing expenses (not to exceed $15,000 per month in the aggregate absent further approval). The Sheehan Agreement also provided for customary restrictive covenants, including non-compete, non-solicit and non-hire, and confidentiality covenants. Upon the appointment of Mr. Lal as the Company’s Chief Executive Officer, Mr. Sheehan transitioned back to his position as Chairman of the Board effective July 15, 2025. As a result, Mr. Sheehan is now compensated for his services as director pursuant to our non-employee director compensation policy.
Our executive officers are also entitled to participate in the Executive Incentive Plan, the 2025 Plan and in any profit sharing, qualified and nonqualified retirement plans and any health, life, accident, disability insurance, sick leave, supplemental medical reimbursement insurance, or benefit plans or programs as we may choose to make available now or in the future.

Potential Payments Upon Termination or Change-in-Control
The following is a discussion of the rights of the NEOs under the 2014 Omnibus Incentive Plan (“2014 Plan”) (as to outstanding equity grants made to them before October 2024) and/or the 2025 Plan (as to outstanding equity grants made to them after October 2024) and the employment agreements with Messrs. Lal, Harper, Bautista, Klohn and Wehner following a termination of employment or change of control.
Payments Pursuant to Benefits Plans
The following tables address the treatment of equity awards granted under the 2014 Plan, the 2025 Plan, and the Inducement Plan, as applicable, following the specified triggering events.
Stock Options

Reason for Termination	Unvested	Vested
Fiscal 2020 & prior grants
For cause	Immediate forfeiture	Immediate forfeiture

Dave & Buster’s Entertainment, Inc.	48

Death or disability	Immediate vesting	Exercisable until earlier of (i) one year after death or disability or (ii) the expiration of option term
Retirement(1)	Continued vesting per grant terms	Exercisable for remainder of option term
Change of control(2)	Continued vesting per grant terms	Exercisable for remainder of option term
Any other reason	Immediate forfeiture	Exercisable for earlier of (i) 90 days from date of termination or (ii) the remainder of the option term
Fiscal 2021 through July 14, 2025
For cause	Immediate forfeiture	Immediate forfeiture
Death or disability	Immediate vesting	Exercisable for earlier of (i) one year after death or disability or (ii) the remainder of option term
Retirement(1)	Continued vesting per grant terms	Exercisable for remainder of option term
Change of control(2)	Continued vesting per grant terms	Exercisable for remainder of option term
Any other reason	Immediate forfeiture	Exercisable for earlier of (i) 90 days from date of termination or (ii) the remainder of the option term
July 15, 2025 & later grants
For cause	Immediate forfeiture	Immediate forfeiture
Death or disability	Standard Option: Immediate vesting Investment Option: Immediate vesting Performance Option: After initial performance, immediate vesting; before initial performance, immediate forfeiture	All three Options: Exercisable until earlier of (i) one year after death or disability or (ii) the expiration of option term
Retirement(1)	Standard Option: Continued vesting per grant terms Investment Option: Continued vesting per grant terms Performance Option: Immediate forfeiture	Standard Option: Continued vesting and exercisable for remainder of option term

Investment Option: Continued vesting and exercisable for remainder of option term

Performance Option: After initial performance, full vest with 90 days to exercise

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Change of control(2)	Standard Option: Unless all outstanding options are terminated in connection with change of control, options continue vesting per grant terms for no cause terminations that occur up to 90 days before or 12 months after change of control

Investment Option: Same as standard option

Performance Option: Immediate forfeiture	Standard Option: Exercisable for remainder of option term, except when change of control happens before (i) 90 days following termination or (ii) expiration of option term, then any portion of option that is vested as of termination date remains exercisable until earliest of (a) 90 days following termination, (b) expiration of option term, or (c) consummation of change of control

Investment Option: Same as standard option

Performance Option: Exercisable for earlier of (i) 90 days from date of termination or (ii) the remainder of the option term
Any other reason	Standard Option: Immediate forfeiture Investment Option: Immediate forfeiture Performance Option: Immediate forfeiture	All three Options: Exercisable for earlier of (i) 90 days from date of termination or (ii) the remainder of the option term
(1)Retirement is defined as termination other than for cause after obtaining either the age of 60 plus 10 years of service or age 65.
(2)Change of control for these purposes is defined as a termination without cause or for good reason within the period commencing 90 days before and ending one year after a change of control in the Company. If all stock options issued under the 2014 Plan or 2025 Plan were terminated as part of the change of control of the Company, the above is not applicable.

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Performance Based RSUs and Cash, RSUs & PSUs

Reason for Termination	Performance Based RSUs and Performance Cash	Time Based RSUs	PSUs
Fiscal 2021 - July 14, 2025
For cause	Immediate forfeiture	Immediate forfeiture of unvested RSUs	Immediate forfeiture
Death or disability	Immediate vesting and settlement based on target performance for full performance period notwithstanding termination of service	Immediate vesting and settlement	Settlement based on target performance for full performance period, if prior to end of full performance period, notwithstanding termination of service
Retirement(1)	Settlement based on actual performance for full performance period notwithstanding termination of service, prorated for term of service during performance period	Continued vesting per grant terms	Settlement based on actual performance for full performance period notwithstanding termination of service, prorated for term of service during performance period
Change of control(2)(3)	Convert to RSUs based on target performance for full performance period; continued vesting per grant terms; settlement to occur upon earlier of termination or original vesting schedule	Immediate vesting upon termination	Convert to RSUs based on actual performance for full performance period; continued vesting per grant terms; settlement to occur upon earlier of termination or original vesting schedule
Without cause	Settlement based on actual performance for full performance period notwithstanding termination of service, prorated for term of service during performance period	Settlement prorated for term of service between immediately preceding vesting date and termination of service	Settlement based on actual performance for full performance period notwithstanding termination of service, prorated for term of service during performance period
Any other cause	Immediate forfeiture	Immediate forfeiture of unvested RSUs	Immediate forfeiture
July 15, 2025 - later grants
For cause	Immediate forfeiture of unvested RSUs	Immediate forfeiture of unvested RSUs	Immediate forfeiture of unvested RSUs
Death or disability	After performance period – if there are Earned RSUs, then full vest and settle within 30 days Before close of performance period – full vest and settle within 60 days	Settlement based on target performance for full performance period, if prior to end of full performance period, notwithstanding termination of service	Settlement based on target performance for full performance period, if prior to end of full performance period, notwithstanding termination of service
Retirement(1)	After performance period, if there are Earned RSUs, then full vest and settle within 30 days

	Before close of performance period, wait for performance and settle if Earned RSUs on a pro rata basis within 60 days after performance period	Immediate forfeiture	Immediate forfeiture

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Change of control(2)	After performance period – if there are Earned RSUs, then full vest and settle within 10 days Before close of performance period, award converts to RSUs, full vest and settle within 30 days	Full vesting, must be settled within 60 days after termination; but if termination occurs before change of control, award remains outstanding for 90 days to determine whether award is eligible for settlement
Convert to RSUs based on actual performance for full performance period; continued vesting per grant terms; settlement to occur upon earlier of termination or original vesting schedule; but if termination occurs before change of control, award remains outstanding for 90 days to determine whether award is eligible for settlement
Without cause	After performance period, if there are Earned RSUs, then settle within 30 days.
Before close of performance period, wait for performance and settle if there are Earned RSUs within 30 days after conclusion of performance period
	Settlement prorated for term of service between immediately preceding vesting date and termination of service	Settlement based on actual performance for full performance period notwithstanding termination of service, prorated for term of service during performance period; but if termination occurs after performance period but before settlement date, immediate settlement allowed
Any other cause	After performance period, if there are Earned RSUs, then settle within 30 days.
Before close of performance period, wait for performance and settle if there are Earned RSUs within 30 days after conclusion of performance period	Immediate forfeiture	Immediate forfeiture
(1)Retirement is defined as termination other than for cause after obtaining either the age of 60 plus 10 years of service or age 65.
(2)Change of control for these purposes is defined as a termination without cause or for good reason within the period commencing 90 days before and ending one year after a change in control of the Company.
If there is a change in control of the Company, then, unless prohibited by law, the Compensation Committee is authorized (but not obligated) to make adjustments to the terms and conditions of outstanding awards, including, without limitation, continuation or assumption of outstanding awards; substitution of new awards with substantially the same terms as outstanding awards; accelerated exercisability, vesting and/or lapse of restrictions for outstanding awards immediately prior to the occurrence of such event; upon written notice, provision that any outstanding awards must be exercised, to the extent then exercisable, during a specified period determined by the Compensation Committee (contingent upon the consummation of the change of control), following which unexercised awards shall terminate; and cancellation of all or any portion of outstanding awards for fair market value (which may be the intrinsic value of the award and may be zero); and cancellation of all or any portion of outstanding awards for fair value (as determined in the sole discretion of the Compensation Committee and which may be zero).
Under the 2014 Plan, a change of control generally is triggered by the occurrence of any of the following: (i) an acquisition of 30% or more of the outstanding shares or the voting power of the outstanding securities generally entitled to vote in the election of directors; (ii) with certain exceptions, individuals on the Board of Directors on the date of effectiveness of the plan cease to constitute a majority of the Board of Directors; (iii) consummation of a reorganization, merger, amalgamation, statutory share exchange, consolidation or like event to which the Company is a party or a sale or disposition of all or substantially all of the Company’s assets, unless the Company’s shareholders continue to own more than 50% of the outstanding voting securities, no person beneficially owns 30% or more of the outstanding securities of the Company and at least a majority of the members of the Board of Directors after such event were members of the Board of Directors prior to the event; or (iv) a complete liquidation or dissolution of the Company. The definition of Change of Control in the 2025 Plan

Dave & Buster’s Entertainment, Inc.	52

differs from the definition in the 2014 Plan as follows: the acquisition trigger is narrowed to combined voting power only and includes additional carve-outs; the board composition trigger uses a rolling 12-month look-back period rather than measuring from the plan's effective date and includes a more detailed definition of incumbent directors; the Business Combination safe harbor imposes a stricter continuity-of-ownership test requiring substantially the same proportions of pre-transaction ownership; the liquidation or dissolution trigger is activated upon shareholder approval rather than consummation; and the definition includes a Section 409A compliance overlay limiting "Change of Control" to a "change in control event" under Section 409A of the Internal Revenue Code where necessary for deferred compensation payments.
Deferred Compensation. All contributions made by an executive officer to a deferred compensation account, and all vested portions of our contributions to such deferred compensation account, shall be disbursed to the executive officer upon termination of employment for any reason. A summary of fiscal 2025 contributions made by executive officers to a deferred compensation account as described above can be found under Fiscal 2025 Nonqualified Deferred Compensation.
Payments Pursuant to Employment Agreements
The following discussion summarizes the benefits to which each of Messrs. Lal, Harper, Bautista, Klohn and Wehner would be entitled under his employment agreement following the specified triggering events.
Resignation. If an executive officer resigns from employment with us, including for the purpose of retirement, such officer is not eligible for any further payments of salary, bonus, or benefits, and such officer will only be entitled to receive that compensation which has been earned by the officer through the date of termination. Notwithstanding the foregoing, the Company may, at its sole option, elect to provide payments and other severance benefits described below under Involuntary Termination Not for Cause, and the officer shall execute a general release of claims in favor of us.
Involuntary Termination Not for Cause. In the event of involuntary termination of employment other than for Cause (as defined in the employment agreements), each of Messrs. Harper, Bautista, and Klohn would be entitled to 12 months of continued base salary payments as severance pay at such officer’s then-current base salary, any unpaid bonus earned for the prior fiscal year, the pro rata portion of the annual bonus, if any, earned by the officer for the then-current fiscal year, and monthly payments for a period of 12 months equal to the monthly premium required by such officer to maintain such officer’s health insurance benefits provided by our group health insurance plan, in accordance with the requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”).
Pursuant to the applicable employment agreement, in the event of Mr. Lal’s or Mr. Wehner’s involuntary termination of employment other than for Cause (as defined in the applicable employment agreement), Mr. Lal would be entitled to 24 months of continued base salary payments and Mr. Wehner would be entitled to 18 months of continued salary payments, in each case, as severance pay at their then-current base salary. Messrs. Lal and Wehner would also be entitled to any unpaid bonus earned for the prior year, the pro rata portion of their annual bonus, if any, earned for the then-current fiscal year, and monthly payments for a period of 18 months equal to the monthly premium required by such officer to maintain health insurance benefits provided by our group health insurance plan, in accordance with the requirements of COBRA.
Termination for Cause. In the event of termination for Cause, the officer is not eligible for any further payments of salary, bonus, or benefits and will be only entitled to receive that compensation which has been earned by the officer through the date of termination.
Termination for Good Reason – No Change of Control. In the event the officer chooses to terminate his employment for reasons such as material breach of the employment agreement by us, relocation of the office where the officer performs his duties, assignment to the officer of any duties, authority, or responsibilities that are materially inconsistent with such officer’s position, authority, duties or responsibilities or other similar actions, such officer shall be entitled to the same benefits described above under Involuntary Termination Not for Cause.
Death or Disability. The benefits to which an officer (or such officer’s estate or representative), other than Mr. Lal, would be entitled in the event of death or disability are the same as described above under Involuntary Termination Not for Cause. However, the amount of salary-related severance pay to any such disabled officer would be reduced by any income replacement benefits received from the disability insurance we provide. Mr. Lal’s employment agreement is silent as to his entitlement to severance payments or other additional benefits under his employment agreement in the event of his death or disability.

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Information concerning the potential payments upon a termination of employment or change of control is set forth in tabular form below for each NEO (other than Mr. Sheehan, who resigned from his role as Interim Chief Executive Officer effective July 15, 2025). Information is provided as if the termination, death, disability or change of control and certain other liquidity events had occurred as of February 3, 2026 (the last day of fiscal 2025). For purposes of the table, we have assumed the termination occurred immediately following the end of the fiscal year.

Name	Benefit	Voluntary Resignation ($)	Retired ($) (1)	Involuntary Termination W/Out Cause($)	Termination With Cause($)		Termination For Good Reason – No Change in Control($)	Death/ Disability ($)	Change in Control ($)(2)
Tarun Lal	Salary	—	—	1,600,000	—		800,000	—	—
	Bonus	—	—	—	—	(6)	—	—	—
	H & W Benefits	—	—	16,310	—		16,310	16,310	—
	Equity(3(4))	—	—	898,017	—		898,017	4,848,407	4,848,407
Darin Harper	Salary	—	—	475,000	—		475,000	475,000	—
	Bonus	—	—	—	—	(6)	—	—	—
	H & W Benefits	—	—	28,560	—		28,560	28,500	—
	Equity(3(4))	—	—	454,788	—		454,788	1,541,265	1,541,265
Antonio Bautista(5)	Salary	—	—	427,000	—		427,000	427,000	—
	Bonus	—	—	—	—	(6)	—	—	—
	H & W Benefits	—	—	18,594	—		18,594	18,594	—
	Equity(3(4))	—	—	325,560	—		325,560	1,079,958	1,079,958
Steve Klohn(5)	Salary	—	—	400,000	—	(6)	400,000	400,000	—
	Bonus	—	—	—	—		—	—	—
	H & W Benefits	—	—	28,560	—		28,560	28,560	—
	Equity(3(4))	—	—	300,630	—		300,630	1,583,370	1,583,370
Tony Wehner(5)	Salary	—	—	675,000	—	(6)	400,000	400,000	—
	Bonus	—	—	—	—		—	—	—
	H & W Benefits	—	—	27,319	—		27,319	27,319	—
	Equity(3)(4)	—	—	389,391	—		389,391	1,418,176	1,418,176
(1)None of the NEOs were eligible for retirement as of February 3, 2026.
(2)The employment agreements are silent with respect to a change of control event, and as such, any termination following a change of control will be evaluated under the other termination scenarios (e.g., involuntary without cause, good reason).
(3)Equity is comprised of outstanding stock awards and stock options. See the Outstanding Equity Awards at Fiscal Year-End 2025 table above for details on each NEO’s outstanding stock awards and stock options. Equity values represent the gross proceeds as if the equity was sold on Tuesday, February 3, 2026, the last business day of the 2025 fiscal year at the closing price of $19.43 without any deduction for taxes withheld; where equity is based on future actual performance, target performance is assumed; and where vesting is continued, the value of future installments is assumed at the $19.43 closing price without any deduction for taxes withheld.
(4)No amounts are calculated for voluntary resignation as all outstanding options had an exercise price above the closing price of the Company's common stock of $19.43 on Tuesday, February 3, 2026, the last trading day of the Company's 2025 fiscal year.
(5)Mr. Sheehan’s, Mr. Bautista’s, Mr. Klohn’s and Mr. Wehner’s deferred compensation is outlined under Fiscal 2025 Nonqualified Deferred Compensation.
(6)If termination with cause is for any reason other than theft, conviction or plea of felony, or any other reckless or willful misconduct materially and adversely affecting the Company’s reputation, the employee will receive payment of any earned, but unpaid annual bonuses from the previous fiscal year.

Mr. Sheehan resigned from his role as Interim Chief Executive Officer effective July 15, 2025 in connection with the appointment of Mr. Lal as Chief Executive Officer. For information regarding certain equity awards granted to Mr. Sheehan that vested in connection with the appointment of Mr. Lal, see Employment Agreements and Other Arrangements. Mr. Sheehan was not entitled to any severance payments or other additional benefits in connection with his resignation as Interim Chief Executive Officer.

Dave & Buster’s Entertainment, Inc.	54

Equity Compensation Plan Information
The following table sets forth information concerning the shares of common stock authorized under approved compensation plans as of February 3, 2026:

EQUITY COMPENSATION PLANS APPROVED BY SECURITY HOLDERS	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
2014 Omnibus Incentive Plan (1)	900,826	(2)	$46.49	(3)	—	(4)
2025 Omnibus Incentive Plan(5)	1,585,037		$24.28		2,517,322

EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS
2025 Inducement Plan(6)	838,557		$32.43		1,161,443
(1)The 2014 Plan expired on October 6, 2024.
(2)Includes 311,818, 317,242 and 355,750 PSUs under the 2014 Omnibus Incentive Plan, 2025 Omnibus Incentive Plan and 2025 Inducement Plans, respectively. Assumes shares issued upon vesting at range of 100% to 200% of target number of units. Actual number of shares issued on vesting of PSUs could be a minimum award level of 50% for PSUs, but zero payout is possible if threshold measures are not met. The award level for PSUs is based on actual performance over the three-year vesting period compared to target performance.
(3)The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying RSUs, PSUs or restricted stock units subject to the achievement of specified market conditions, which have no exercise price.
(4)The 2014 Plan expired on October 6, 2024, and as a result, no additional shares were available for issuance thereunder as of February 3, 2026.
(5)The 2025 Plan was approved by our shareholders at our June 18, 2025 annual meeting of shareholders.
(6)The Inducement Plan was approved by the Board on July 14, 2025.

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TRANSACTIONS WITH RELATED PERSONS
We have a Related Party Transaction Policy that provides for timely internal review of prospective transactions with related persons, as well as approval or ratification, and appropriate oversight and public disclosure, of such transactions. The Related Party Transaction Policy generally covers transactions with the Company, on the one hand, and a director or executive officer of the Company, a nominee for election as a director of the Company, any security holder of the Company that owns (owns of record or beneficially) five percent or more of any class of the Company’s voting securities and any immediate family member of any of the foregoing persons, on the other hand. The Related Party Transaction Policy is administered by our Audit Committee.
The Related Party Transaction Policy also supplements the provisions of our Code of Business Conduct and Ethics concerning potential conflict of interest situations, which, pursuant to its terms, provides that unless a written waiver is granted (as explained below), employees may not (a) perform services for or have a financial interest in a private company that is, or may become, a supplier, customer or competitor of us or (b) perform services for or own more than 1% of the equity of a publicly traded company that is, or may become, a supplier, customer or competitor of us or perform outside work or otherwise engage in any outside activity or enterprise that may interfere in any way with job performance or create a conflict with our best interests. Employees are under a continuing obligation to disclose to their supervisors any situation that presents the possibility of a conflict or disparity of interest between the employee and us. An employee’s conflict of interest may only be waived if both the legal department and the employee’s supervisor waive the conflict in writing. An officer’s conflict of interest may only be approved pursuant to the Related Party Transaction Policy.
In fiscal 2025, the Company and its officers and directors did not engage in any reportable related party transactions nor were any waivers granted on conflicts of interest.

REPORT OF THE AUDIT COMMITTEE
We have reviewed and discussed with management and KPMG, the independent registered public accounting firm, our audited financial statements as of and for the fiscal year ended February 3, 2026. We have also discussed with KPMG the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
We have received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, have considered the compatibility of non-audit services with the firm’s independence, and discussed with the auditors the firm’s independence.
Based on the reviews and discussions referred to above, we have recommended to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-K.

Atish Shah, Chair
Nathaniel J. Lipman
Charles H. Protell
Allen R. Weiss

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DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities (“Reporting Persons”) to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership of our common stock and other Company securities on Form 4. Based solely on our review of (i) the publicly available Forms 3 and Forms 4 on file with the SEC and amendments thereto and (ii) representations from the Reporting Persons, all Section 16(a) filing requirements applicable to our Reporting Persons were complied with during the 2025 fiscal year ended February 3, 2026, with the exceptions of the following which were filed late due to inadvertent administrative delays: Steve Klohn filed one late Form 3 and two late Form 4s relating to 10 transactions; Tony Wehner filed three late Form 4s relating to 14 transactions; Darin Harper filed two late Form 4s relating to 10 transactions; Rodolfo Rodriguez, Jr. filed three late Form 4s relating to nine transactions; Les Lehner filed two late Form 4s relating to 13 transactions; Tarun Lal filed one late Form 4 relating to two transactions; Antonio Bautista filed two late Form 4s relating to 13 transactions; Hill Path filed one late Form 4 related to two transactions, jointly reported under the beneficial ownership of Scott I. Ross; Nathaniel J. Lipman filed one late Form 3 and one late Form 4 relating to two transactions; James P. Chambers filed one late Form 4 relating to two transactions; Atish Shah filed two late Form 4s relating to three transactions; Allen R. Weiss filed one late Form 3 and one late Form 4 relating to two transactions; Kevin M. Sheehan filed three late Form 4s relating to four transactions; former Chief People Officer Humera Kassem filed one late Form 3 and one late Form 4 relating to four transactions; and former Chief Development Officer John Mulleady filed one late Form 4 relating to seven transactions.
SHAREHOLDER PROPOSALS
Rule 14a-8 Shareholder Proposals. Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in the Company’s proxy statement relating to the 2027 annual meeting of shareholders. In order to be considered for inclusion in the Company’s proxy statement relating to the Company’s 2027 annual meeting of shareholders, shareholder proposals must satisfy the requirements of Rule 14a-8 and be timely received. To be timely received, shareholders must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company no later than the close of business on January 6, 2027 (the 120th day prior to the one-year anniversary date of the release of this Proxy Statement to shareholders). If we hold our 2027 annual meeting of shareholders on a date that is more than 30 days from the anniversary of the Annual Meeting, any shareholder proposal must be received a reasonable time before we begin to print and send our proxy materials. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. The submission of a shareholder proposal pursuant to Rule 14a-8 does not guarantee that it will be included in the Company's proxy statement and form of proxy.
Advance Notice of Shareholder Proposals or Nominations. In addition, shareholders wishing to nominate a candidate for election to the Board or propose any business to be presented directly at the 2027 annual meeting of shareholders (rather than by inclusion in next year’s proxy statement) must follow the submission criteria and deadlines set forth in the Company’s bylaws. Pursuant to the advance notice provisions of the Company’s bylaws, a shareholder must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company no later than the close of business on March 20, 2027 (the 90th day before the one-year anniversary date of the Annual Meeting), and not earlier than the close of business on February 18, 2027 (the 120th day before the anniversary date of the Annual Meeting). However, in the event that the 2027 annual meeting of shareholders is not scheduled to be held between May 19, 2027 and September 16, 2027, to be timely, notice must be received by the Secretary of the Company not earlier than the 120th day before the date of the 2027 annual meeting of shareholders and not later than the later of (i) the 90th day before the date of the 2027 annual meeting of shareholders or (ii) the 10th day following the day on which public announcement of the date of the 2027 annual meeting of shareholders is first made by the Company. Any written notice so submitted must contain a brief description of the business to be brought before the 2027 annual meeting of shareholders and the reasons for conducting such business at the meeting and must comply as to form and substance with the other provisions of the Company’s bylaws.

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Compliance with Universal Proxy Rules for Director Nominations. Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Secretary of the Company that sets forth the information required by Rule 14a-19 of the Exchange Act in accordance with and within the time period prescribed in the advance notice provisions of the Company’s bylaws.
OTHER BUSINESS
The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting accompanying this Proxy Statement. As business may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies. Whether or not you expect to attend the Annual Meeting, please vote via the internet, by phone, or by requesting, completing and mailing a paper proxy card, so that your shares may be represented at the Annual Meeting.
WHERE YOU CAN FIND MORE INFORMATION
We will provide, without charge, on the written request of any shareholder, a copy of our 2025 Annual Report on Form 10-K. Shareholders should direct such requests to the Company’s Corporate Secretary at 1221 S. Belt Line Road, #500, Coppell, Texas 75019. Our SEC filings are available to the public on the SEC’s website at www.sec.gov or at http://ir.daveandbusters.com. Our 2025 Annual Report on Form 10-K and other information on our website and the SEC’s website are not incorporated by reference in this Proxy Statement.

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DAVE & BUSTER’S ENTERTAINMENT, INC.
PROXY STATEMENT
FAQ’S ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?
You are receiving these proxy materials because our Board of Directors is soliciting proxies on behalf of the Company for use at the Annual Meeting on June 18, 2026 at 4:30 p.m. Central Daylight Time. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Why did I receive a Notice of Availability of Proxy Materials instead of a full set of proxy materials?
This year, we are using the internet as the primary means of delivering proxy materials to our shareholders. We are sending the Notice to our shareholders of record with instructions on how to access the proxy materials online at www.envisionreports.com/play. This Proxy Statement and our 2025 Annual Report are also included in our filings with the SEC, which you can access electronically at the SEC’s website at www.sec.gov, and are also available on our website at www.daveandbusters.com.
We encourage shareholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce our printing and mailing costs.

Why are you holding the Annual Meeting virtually?
We are able to take advantage of the latest technology to conduct the Annual Meeting virtually eliminating many of the costs associated with a physical meeting. In addition, we anticipate that a virtual meeting will provide greater accessibility for shareholders, encourage shareholder participation from a broader geographic scope and improve our ability to communicate more effectively with our shareholders during the Annual Meeting. We will evaluate the success of the Annual Meeting in considering whether to continue to conduct the Annual Meeting virtually in the future.

How do I participate in the virtual Annual Meeting?
The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical Annual Meeting will be held. You will be able to listen to the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MRYSKX5. You also will be able to vote your shares online by joining the Annual Meeting online.
To register for and participate in the Annual Meeting, you will need to review the information and instructions included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials, as applicable, including the control number.
If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance using the instructions below. The online meeting will begin promptly at 4:30 p.m. Central Daylight Time. We encourage you to access the Annual Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

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How do I register to attend the Annual Meeting virtually on the internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare Limited (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the internet. Please follow the instructions on the Notice or proxy card that you received. You will simply need to access the Annual Meeting through www.meetnow.global/MRYSKX5.
If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance to attend the Annual Meeting by submitting a proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and received no later than 5:00 p.m., Eastern Time, on June 4, 2026. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:
By email:
Forward the email from your bank, broker or other nominee, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare Limited
Dave & Buster’s Entertainment, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

What if I have trouble accessing the Annual Meeting virtually?
The virtual meeting platform is fully supported across most browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time. For further assistance, you may call 1-888-724-2416.

Can a guest participate in the Annual Meeting?
Only holders of record of our common stock at the close of business on April 23, 2026, which is the Record Date, will be entitled to participate and vote at the Annual Meeting. Guests may listen to the online webcast of the Annual Meeting at www.meetnow.global/MRYSKX5. Guests will not be allowed to vote or submit questions.

Who is allowed to vote?
Only holders of record of our common stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on April 23, 2026, we had 34,739,405 shares of common stock outstanding and entitled to vote.

How many votes do I have?
Holders of our common stock are entitled to one vote for each share held as of the close of business on the Record Date.

What constitutes a quorum?
A quorum is required for our shareholders to conduct business at the Annual Meeting. The holders of a majority in voting power of all issued and outstanding stock entitled to vote at the Annual Meeting, present online during

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the meeting or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” (described below) will be counted in determining whether there is a quorum.

What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to:
•Elect seven (7) directors (beginning at page 5);
•Ratify the selection of KPMG as our independent registered public accounting firm for fiscal 2026 (beginning at page 11);
•Cast an advisory vote on the compensation of our named executive officers (beginning at page 12); and
•Conduct any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

What vote is required to approve each proposal?
–Proposal No. 1 – Election of Directors:
The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required to elect each of the seven (7) nominees for director. Abstentions and broker non-votes will have no effect on Proposal No. 1.
–Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm:
Ratification requires the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting by the holders of all of the shares of stock present or represented at the Annual Meeting and voting on such matter. Abstentions will have no effect on Proposal No. 2. Brokers are permitted to exercise their discretion and vote without specific instruction on this matter. Accordingly, we do not expect for there to be any broker non-votes with respect to Proposal No. 2.
–Proposal No. 3 – Advisory Vote on Executive Compensation:
The approval, in an advisory, non-binding vote, requires the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting by the holders of all of the shares of stock present or represented at the Annual Meeting and voting on such matter. Abstentions and broker non-votes will have no effect on Proposal No. 3.

How do I vote my shares if I am a registered holder?
If you are a registered holder, meaning that you hold our stock directly (not through a bank, broker or other nominee), you may vote online at the Annual Meeting or you may vote by proxy prior to the Annual Meeting by using any of the following methods:
•By Internet — By submitting your proxy via the internet at www.envisionreports.com/play.
•By Telephone — If you have requested to receive proxy materials by mail, by following the telephone voting instructions included on the enclosed proxy card.
•By Mail — If you have requested to receive proxy materials by mail, by completing, signing and dating the enclosed proxy card where indicated, and by mailing or otherwise returning the proxy card in the envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.
Internet and telephone voting facilities will close at 10:59 p.m. Central Daylight Time on June 17, 2026 for the voting of shares held by shareholders of record. Mailed proxy cards should be returned in the envelope provided to you with your proxy card and must be received by June 17, 2026.
All properly submitted proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal, and in the case of the election of directors, and as a vote “for” all nominees presented by the Board.

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Your vote is important, and we strongly encourage you to vote your shares by following the instructions provided on the Notice or your proxy card. Please vote promptly.

How do I vote my shares if they are held in “street name”?
If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of those shares; this is commonly referred to as holding shares in “street name.” You may be able to vote by telephone or electronically through the internet in accordance with the voting instructions provided by your nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote online at the Annual Meeting. If you do not provide voting instructions to your bank, broker or other nominee in advance of the Annual Meeting, under the applicable rules that govern brokers, banks and other nominees who are voting with respect to shares held in street name, your broker has discretionary authority to vote on “routine” proposals. The ratification of the appointment of our independent public accounting firm in Proposal No. 2 is the only item on the agenda for the Annual Meeting that is considered routine. Where a proposal is not “routine,” a broker who has received no instructions from a client does not have discretion to vote such client’s uninstructed shares on that proposal, and the unvoted shares are referred to as “broker non-votes.”

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?
No. Delaware law does not provide shareholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What happens if not enough votes are received in time?
In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chair of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.

How do you know I voted over the telephone or internet?
The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly.

Are there any costs to vote over the telephone or internet?
Shareholders voting via the telephone or internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and internet access providers, which must be borne by the shareholder.

Who pays for the solicitation of proxies and how are they solicited?
The expenses of soliciting proxies to be voted at the Annual Meeting will be paid by the Company. Following the original distribution of the proxies and other soliciting materials, the Company and/or its directors, officers or employees (for no additional compensation) may also solicit proxies in person, by telephone, or email. Following the original distribution of the proxies and other soliciting materials, we will request that banks, brokers and other nominees distribute the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. We will reimburse banks, brokers and other nominees for reasonable charges and expenses incurred in distributing soliciting materials to their clients.

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May I revoke my proxy?
Any person submitting a proxy has the power to revoke it prior to the Annual Meeting or at the Annual Meeting. If you are a registered holder, your proxy may be revoked by (i) a writing delivered to the Company stating that the proxy is revoked, (ii) a subsequent proxy that is submitted via telephone or internet no later than 10:59 p.m., Central Daylight Time, on June 17, 2026, (iii) a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered by June 17, 2026, or (iv) participating online during the Annual Meeting and voting. In order for beneficial owners to change any of their previously reported voting instructions, they must contact their bank, broker or other nominee directly.
You should be aware that simply attending the Annual Meeting will not automatically revoke your previously submitted proxy. If you desire to do so, you must vote online during the Annual Meeting.

What is householding?
We have adopted a procedure approved by the SEC called “householding” under which multiple shareholders who share the same address will receive only one copy of the 2025 Annual Report, Proxy Statement, or Notice, as applicable, unless we receive contrary instructions from one or more of the shareholders. If you wish to opt out of householding and receive multiple copies of the proxy materials at the same address, or if you have previously opted out and wish to participate in householding, you may do so by notifying us by mail at Dave & Buster’s Entertainment, Inc., 1221 S. Belt Line Road, #500, Coppell, Texas 75019; Attn: Investor Relations or by email at investorrelations@daveandbusters.com or by phone at (214) 357-9588. You may also request additional copies of the proxy materials by notifying us in writing at the same address or email address. Shareholders with shares registered in the name of a broker, bank or other nominee may contact their nominee to request information about householding.

May I receive paper copies of the proxy materials?
Beginning on or around May 6, 2026, we mailed the Notice to all shareholders entitled to vote at the Annual Meeting with instructions on how to access our proxy materials over the internet and how to vote. If you received the Notice and would prefer to receive paper copies of the proxy materials, you may notify us at the email address and mailing address provided above.

How will my proxy get voted?
If you are a registered holder and you vote over the phone or the internet or properly fill in and return a paper proxy card (if requested), the designated proxies (Tarun Lal and Rudy Rodriguez Jr.) will vote your shares as you have directed. If you submit a paper proxy card, but do not make specific choices, the designated proxies will vote your shares as recommended by the Board of Directors as follows:
•FOR election of all seven (7) nominees for director;
•FOR ratification of the appointment of KPMG as our independent registered public accounting firm for fiscal 2026; and
•FOR approval, on an advisory, non-binding basis, of the compensation of our named executive officers.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your broker, bank or other nominee may be unable to vote your shares on all of the proposals other than the ratification of the appointment of KPMG (Proposal No. 2). See “How do I vote my shares if they are held in ‘street name’?” above.

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How will voting on “any other business” be conducted?
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any additional business is properly brought before the Annual Meeting, your signed or electronically transmitted proxy card gives authority to the designated proxies to vote on such matters in their discretion.

Who will count the votes?
We have hired a third party, Computershare, to be our inspector of elections, be responsible for determining whether a quorum is present, and tabulate votes cast by proxy or online during the Annual Meeting.

Where can I find the final voting results of the Annual Meeting?
We expect to announce preliminary voting results at the Annual Meeting and publish final detailed voting results in a Form 8-K filed with the SEC within four business days following the Annual Meeting.

May shareholders ask questions at the Annual Meeting?
Yes, our representatives will answer your relevant questions after the conclusion of the formal business of the Annual Meeting. In order to give a greater number of shareholders an opportunity to ask questions, we may impose certain procedural requirements, such as limiting repetitive or follow-up questions, limiting the amount of time for questions, or requiring questions to be submitted in writing.

How long may I rely upon the information in this Proxy Statement? May I rely upon other materials as well regarding the Annual Meeting?
We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated May 6, 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, unless otherwise indicated in this Proxy Statement, and the mailing of the Proxy Statement to you shall not create any implication to the contrary. We would encourage you to check our website or the SEC’s website for any required legal updates that we may make between the date of this Proxy Statement and the date of the Annual Meeting.

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Appendix A - Supplemental Financial Information
Adjusted EBITDA represents net income (loss), plus interest expense, net, loss on debt refinancing, provision for (benefit from) income taxes, depreciation and amortization expense, share-based compensation, transaction and integration costs, system implementation costs, (gain) loss on property and equipment transactions and impairments, and other costs, net, as calculated below. Adjusted EBITDA is a non-GAAP financial measure commonly used in our industry and should not be construed as an alternative to net income as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with GAAP). Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA is presented because we believe that it provides useful information to investors and analysts regarding our operating performance. By reporting Adjusted EBITDA, we provide a basis for comparison of our business operations between current, past and future periods by excluding items that we do not believe are indicative of our core operating performance. A reconciliation of net income to Adjusted EBITDA for the periods presented is provided below:

	Fiscal Year
	2025	2024
	(unaudited, in millions)
Net income	$(48.7)	$58.3
Add (deduct):
Interest expense, net	154.0	135.3
Loss on debt refinancing	—	15.2
Provision for income tax	(19.2)	11.6
Depreciation and amortization expense	279.4	238.2
Share-based compensation(1)	19.6	4.6
Transaction and integration costs(2)	0.7	3.4
System implementation costs(3)	3.3	11.1
Loss on property and equipment(4) transactions and impairments	36.9	16.7
Other costs, net(5)	10.6	11.8
Adjusted EBITDA, a non-GAAP measure	$436.6	$506.2
(1)         Non-cash share-based compensation expense, net of forfeitures, recorded in “General and administrative expenses” on the Consolidated Statement of Comprehensive Income (Loss).
(2)         Transaction and integration costs related to the acquisition and integration of Main Event recorded in “General and administrative expenses” on the Consolidated Statement of Comprehensive Income (Loss).
(3)     System implementation costs represent expenses incurred related to the development of new enterprise resource planning, human capital management and inventory software for our stores and store support teams. These charges are recorded in “Other charges and gains” on the Consolidated Statement of Comprehensive Income (Loss).
(4)     The amount related to fiscal 2025 primarily consisted of $17.8 million of impairment of long-lived assets and a $19.1 million loss on property and equipment transactions. The amount related to fiscal 2024 primarily consisted of $3.9 million of impairment of long-lived assets and a $12.8 million loss on property and equipment transactions. The impairment charges recorded in each period were related to underperforming stores identified in the respective periods as a result of the Company’s annual evaluation of long-lived assets. The loss on property and equipment transactions for each period consisted of assets disposed of or no longer in use, partially offset by gains resulting from lease terminations. These charges are recorded in “Other charges and gains” on the Consolidated Statement of Comprehensive Income (Loss).
(5)    These amounts primarily consisted of one-time, third-party consulting fees, discretionary retention incentives and severance. The third-party consulting fees for fiscal 2025 were not part of our ongoing operations and were incurred in association with a change in leadership to execute a discrete, project-based strategic initiative aimed at analyzing and summarizing growth opportunities for the Company. The third-party consulting fees for fiscal 2024 were not part of our ongoing operations and were incurred to execute two related, discrete, and project-based strategic initiatives aimed at transforming our marketing strategy and one discrete, project-based initiative to transform our supply chain operational efficiency. The transformative nature, narrow scope, and limited duration of these incremental consulting fees are not reflective of the ordinary course expenses incurred to operate our business. Third-party consulting fees, discretionary retention incentives and severance costs are included in General and administrative expenses on the Consolidated Statements of Comprehensive Income (Loss).

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